As filed with the Securities and Exchange Commission on May 20, 2005

                                           Registration No. 333-124261/811-06465

================================================================================

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No. 1 Post-Effective Amendment No___
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:

                           THE TRAVELERS SERIES TRUST

                         Area Code and Telephone Number:
                                 (860) 308-1000

                     Address of Principal Executive Offices:
                 One Cityplace, Hartford, Connecticut 06103-3415

                     Name and Address of Agent for Service:

                                Ernest J. Wright
                  Assistant Secretary to the Board of Trustees
                           The Travelers Series Trust
                                  One Cityplace
                             Hartford, CT 06103-3415

                                   Copies to:

Stephen E. Roth, Esq.                       Dianne E. O'Donnell, Esq.
Sutherland Asbill & Brennan LLP             Willkie Farr & Gallagher LLP
1275 Pennsylvania Ave., NW                  787 Seventh Avenue
Washington, DC 20004                        New York, NY 10019

================================================================================

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on May 23, 2005 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest in the Registrant's Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio and Pioneer Strategic Income Portfolio

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933: NO FILING FEE IS REQUIRED IN RELIANCE ON SECTION 24(F) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                   [FORM OF SUPPLEMENTAL SOLICITATION LETTER]

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         THE TRAVELERS INSURANCE COMPANY
                         CITICORP LIFE INSURANCE COMPANY
                      FIRST CITICORP LIFE INSURANCE COMPANY

                           Travelers Series Fund Inc.
                   125 Broad Street, New York, New York 10004

                                  May __, 2005

Dear Variable Annuity Contract or
      Variable Life Insurance Policy Owner:

      Shares of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, and/or Pioneer Strategic Income Portfolio (each, a "Portfolio" and collectively, the "Portfolios") of Travelers Series Fund Inc. (the "Fund") have been purchased at your direction by The Travelers Life and Annuity Company, The Travelers Insurance Company, Citicorp Life Insurance Company or First Citicorp Life Insurance Company (collectively, "TL&A") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (collectively, the "variable contracts"). TL&A, as the stockholder of record and legal owner of those separate accounts, has been asked to approve an Agreement and Plan of Reorganization (the "Agreement") whereby each Portfolio will be merged with and into a corresponding portfolio of The Travelers Series Trust (the "Trust") in a tax-free reorganization (the "Reorganizations"). As an owner of a variable contract with an interest in one or more of those separate accounts, TL&A is asking you for instructions as to how to vote the shares of the Portfolios that are attributable to your variable contract. Stockholders of each Portfolio will vote separately as to the Reorganization of their Portfolio.

      If the Agreement is approved and consummated for a Portfolio, the separate account(s) in which you have an interest will own shares of a corresponding portfolio of the Trust (a "Trust Portfolio") instead of shares of the Portfolio. Each separate account will receive shares of a Trust Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding Portfolio owned by the separate account before the Reorganization. The name of each Trust Portfolio is identical to the name of the corresponding Portfolio that it will acquire.

      Citigroup Inc. ("Citigroup") has reached an agreement with MetLife, Inc. ("MetLife") to sell TL&A to MetLife. As part of this transaction, Travelers Investment Adviser Inc. ("TIA"), the investment adviser to all but one of the Portfolios, and Travelers Asset Management International Company LLC ("TAMIC"), the investment adviser to the

                             YOUR VOTE IS IMPORTANT!

Travelers Managed Income Portfolio, which are both currently indirect wholly owned subsidiaries of Citigroup, would become indirect wholly owned subsidiaries of MetLife. Other investment portfolios of the Fund are advised by entities that are and will continue to be affiliates of Citigroup.

      Consequently, without the Reorganizations, the Fund would include portfolios that are managed by Citigroup affiliates and portfolios that are advised by MetLife affiliates, which would give rise to ongoing management, operational and administrative complexities. The Reorganizations would attempt to address these issues by merging the Portfolios into newly-created portfolios of the Trust that will be substantially identical to the Portfolios in terms of their investment objectives, policies and restrictions, their fees and expenses, and the personnel responsible for their management. The Trust Portfolios would, however, differ from their corresponding Portfolios in certain ways, including that: (1) the Trust is subject to the oversight of a Board of Trustees which is composed of different persons than the Board of Directors of the Fund; (2) the investment advisers of the Trust Portfolios will have authority, subject to approval by the Board of Trustees, to hire subadvisers and materially amend subadvisory agreements without shareholder approval, authority that such investment advisers currently do not have with respect to the Portfolios; and
(3) with respect to the Travelers Managed Income Portfolio, such Portfolio has been managed directly by TAMIC as its investment adviser, and the corresponding Trust Portfolio will be managed by a subadviser subject to the oversight of TAMIC. Certain other differences between the Portfolios and the Trust Portfolios as discussed in more detail in the attached Combined Prospectus/Proxy Statement. The Reorganizations will not occur if the sale of TL&A to MetLife does not occur.

      You will be able to transfer all or a part of your interest in a Trust Portfolio as provided in your contract to another available investment option on each day the Trust Portfolio is open for business at the then current net asset value per share.

      After carefully considering the merits of the proposal, the Fund's Board of Directors (the "Board") has determined that the Reorganization of each Portfolio is in the best interests of that Portfolio's stockholders, and indirectly the underlying contract owners of the Portfolio, and that the stockholders' interests will not be diluted as a result of the Reorganizations.

      The Board recommends that you read the enclosed materials carefully and then instruct TL&A to vote FOR the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE. For more information, please call TL&A at 1-800-842-8573.

Respectfully,

The Travelers Life and Annuity Company           The Travelers Insurance Company

Citicorp Life Insurance Company            First Citicorp Life Insurance Company

      WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           TRAVELERS SERIES FUND INC.

                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO

                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004

                                                                    MAY __, 2005

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

To the Stockholders of:

Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, and Pioneer Strategic Income Portfolio:

      NOTICE IS HEREBY GIVEN THAT Special Meetings of the stockholders of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, and Pioneer Strategic Income Portfolio (each a "Portfolio" and, collectively, the "Portfolios"), each a series of Travelers Series Fund Inc. (the "Fund"), will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022, on June 29, 2005 at 9:00 a.m. (Eastern time) for the following purposes:

      ITEM 1. To approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby each Portfolio will be reorganized with and into a corresponding investment portfolio of The Travelers Series Trust (the "Trust"). The Plan contemplates (a) the transfer of substantially all of the assets and all of the liabilities of each Portfolio to the corresponding portfolio of the Trust (each a "Trust Portfolio" and, collectively, the "Trust Portfolios") in exchange for shares of the corresponding Trust Portfolio, and (b) the distribution of such shares of each Trust Portfolio to the stockholders of the corresponding Portfolio in connection with the liquidation of such Portfolio.

                   Under the terms of the Reorganization Agreement, each of the following Portfolios would be acquired by the corresponding Trust Portfolio listed opposite its name:

PORTFOLIOS                                                TRUST PORTFOLIOS
----------                                                ----------------
Strategic Equity Portfolio                           Strategic Equity Portfolio

AIM Capital Appreciation Portfolio                   AIM Capital Appreciation Portfolio

Van Kampen Enterprise Portfolio                      Van Kampen Enterprise Portfolio

MFS Total Return Portfolio                           MFS Total Return Portfolio

Salomon Brothers Strategic Total Return Bond         Salomon Brothers Strategic Total Return
  Portfolio                                            Bond Portfolio

Travelers Managed Income Portfolio                   Travelers Managed Income Portfolio

Pioneer Strategic Income Portfolio                   Pioneer Strategic Income Portfolio

      ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

      THE BOARD OF DIRECTORS OF TRAVELERS SERIES FUND INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

      The attached Combined Prospectus/Proxy Statement describes the proposal. A copy of the Reorganization Agreement is attached as Appendix A to the Combined Prospectus/Proxy Statement.

      Stockholders of record as of the close of business on April 15, 2005 are entitled to notice of, and to vote at, the Special Meetings or any adjournment(s) thereof.

STOCKHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF TRAVELERS SERIES FUND INC. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETINGS AND VOTING IN PERSON.

                                            By Order of the Board of Directors

                                            ____________________________________
                                            Robert I. Frenkel, Secretary

May __, 2005

                                     PART A

                       COMBINED PROSPECTUS/PROXY STATEMENT
                               DATED MAY __, 2005

                           THE TRAVELERS SERIES TRUST
                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                                 (800) 842-9368

                           TRAVELERS SERIES FUND INC.

                           STRATEGIC EQUITY PORTFOLIO
                       AIM CAPITAL APPRECIATION PORTFOLIO
                         VAN KAMPEN ENTERPRISE PORTFOLIO
                           MFS TOTAL RETURN PORTFOLIO
             SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO
                       TRAVELERS MANAGED INCOME PORTFOLIO
                       PIONEER STRATEGIC INCOME PORTFOLIO

                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) 842-8573

This Combined Prospectus/Proxy Statement relates to special meetings of stockholders of Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, and Pioneer Strategic Income Portfolio (each a "Portfolio" and, collectively, the "Portfolios"), each a series of Travelers Series Fund Inc. (the "Fund"), scheduled for June 29, 2005 at 9:00 a.m. (Eastern time), and any adjournments thereof, at the offices of the Fund at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Room, New York, New York 10022 (the "Meetings"). At the Meetings, stockholders of each Portfolio will be asked to consider and approve the proposed transfer of substantially all of the assets and all of the liabilities of each Portfolio to an identically named series (each a "Trust Portfolio" and, collectively, the "Trust Portfolios") of The Travelers Series Trust (the "Trust"), in exchange for shares of the corresponding Trust Portfolio (each, a "Reorganization" and collectively, the "Reorganizations"). Stockholders of each Portfolio will vote separately as to the Reorganization of their Portfolio. The failure of stockholders of one or more Portfolio(s) to approve the Reorganization with respect to such Portfolio(s) will not prevent the Reorganization from going forward with respect to the other Portfolios.

      If the Reorganization is approved for a Portfolio, each stockholder of that Portfolio will receive the number of shares of the corresponding Trust Portfolio that is equal in value on the closing date of the Reorganization to the value of such stockholder's shares of the Portfolio.

      This Combined Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Fund, on behalf of each Portfolio, and the Trust, on behalf of each Trust Portfolio, describes more fully the terms and conditions of the Reorganizations. A copy of the Reorganization Agreement is included as Appendix A of this Combined Prospectus/Proxy Statement.

      Shares of the Portfolios are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (collectively, the "variable contracts"). As of the record date for the Meetings, The Travelers Insurance Company, The Travelers Life and Annuity Company, and their affiliates (collectively, "TL&A"), on behalf of separate accounts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), unregistered separate accounts, and related subaccounts (collectively, the "separate accounts"), are the legal owners of 100% of the shares of each Portfolio.

      TL&A shall vote all shares of a Portfolio with respect to the Reorganization Agreement as it applies to that Portfolio in the same proportion (for, against or abstain from voting) as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to separate accounts investing in shares of such Portfolio (collectively, the "contract owners"). Accordingly, TL&A is furnishing this Combined Prospectus/Proxy Statement to contract owners in connection with the solicitation of voting instructions from contract owners regarding the proposal to approve the Reorganization Agreement as to each Portfolio.

      This Combined Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Trust and the Trust Portfolios that a stockholder or contract owner should know in considering the Reorganizations. The current prospectuses of the Portfolios and the Trust Portfolios and the statements of additional information for the Fund and Trust are incorporated herein by reference, and the prospectuses for the Trust Portfolios are included as Appendices B-1 through B-7 of this Combined Prospectus/Proxy Statement. The prospectuses of the Portfolios and the statements of additional information of the Fund and Trust are available without charge by writing to the Fund or Trust at the appropriate address noted above or by calling (800) 842-8573 (for the Fund) or (800) 842-9368 (for the Trust). In addition, a statement of additional information relating to and dated the same date as this Combined Prospectus/Proxy Statement (the "Statement of Additional Information") and containing additional information about the Trust, the Trust Portfolios and the Reorganizations has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. You may obtain a copy of such Statement of Additional Information without charge by writing to the Trust at its address noted above or by calling (800) 842-9368. The SEC maintains a website (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding the Trust. Copies of such material may also be obtained for a fee from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE TRUST PORTFOLIOS, AS WITH ANY MUTUAL FUNDS, ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES IN THE TRUST PORTFOLIOS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
Introduction ............................................................................................

Summary .................................................................................................

Risk Factors ............................................................................................

Comparative Fee and Expense Tables ......................................................................

Information Relating to the Proposed Reorganizations ....................................................

Federal Income Tax Consequences .........................................................................

Capitalization ..........................................................................................

Comparison of Organizational Structure of Fund and Trust ................................................

Additional Information About the MetLife Transaction ....................................................

Summary of Information about the Trust Generally ........................................................

Voting Information ......................................................................................

Additional Information about the Trust ..................................................................

Other Business ..........................................................................................

Litigation ..............................................................................................

Stockholder Inquiries ...................................................................................

Appendix A - Agreement and Plan of Reorganization .......................................................    A-1

Appendix B-1 - Prospectus for Strategic Equity Portfolio of the Trust dated May 21, 2005 ................    B-1

Appendix B-2 - Prospectus for AIM Capital Appreciation Portfolio of the Trust dated May 21, 2005 ........    B-2

Appendix B-3 - Prospectus for Van Kampen Enterprise Portfolio of the Trust dated May 21, 2005 ...........    B-3

Appendix B-4 - Prospectus for MFS Total Return Portfolio of the Trust dated May 21, 2005 ................    B-4

Appendix B-5 - Prospectus for Salomon Brothers Strategic Total Return Bond Portfolio of the Trust
 dated May 21, 2005 .....................................................................................    B-5

Appendix B-6 - Prospectus for Travelers Managed Income Portfolio of the Trust dated May 21, 2005 ........    B-6

Appendix B-7 - Prospectus for Pioneer Strategic Income Portfolio of the Trust dated May 21, 2005 ........    B-7

                                  INTRODUCTION

      This Combined Prospectus/Proxy Statement is being furnished to solicit the voting instructions of contract owners whose variable contracts are funded by TL&A's separate accounts that invest in the Portfolios, which are series of the Fund. Such voting instructions will be followed by TL&A, as the record owner of all of each Portfolio's shares, at the Meetings, to be held on June 29, 2005 at 9:00 a.m. (Eastern time) at the Fund's offices at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Room, New York, New York 10022. It is expected that this Combined Prospectus/Proxy Statement will be mailed on or about May __, 2005.

      At the Meetings, stockholders of each Portfolio will consider and approve or disapprove the Reorganization Agreement as to such Portfolio. If the Reorganization Agreement is approved as to a Portfolio, the Portfolio's stockholders will become shareholders of the corresponding Trust Portfolio and will receive shares of the Trust Portfolio equal in value to their holdings in the Portfolio on the date of the Reorganization.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE REORGANIZATION AGREEMENT.

                                     SUMMARY

     The following is a summary of certain information relating to the proposed Reorganizations, the parties thereto, and the transactions contemplated thereby. This disclosure is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Reorganization Agreement attached to this Combined Prospectus/Proxy Statement as Appendix A, the Trust Portfolio Prospectuses attached as Appendices B-1 through B-7, and the Prospectuses for the Portfolios and Statements of Additional Information for the Fund and Trust. The management fees paid by each Trust Portfolio will be the same as those paid by the corresponding Portfolio, and the other expenses that will be incurred by the Trust Portfolios are not expected to increase materially as a result of the Reorganizations as compared to the expenses of the Portfolios. For further information on fees and expenses, see the Comparative Fee and Expense Tables beginning on page 17.

      Pursuant to the proposed Reorganization Agreement, each Portfolio will transfer substantially all of its assets and all of its liabilities to the corresponding Trust Portfolio (a series of the Trust) in exchange for shares of the Trust Portfolio. Each of the Portfolios would be acquired by the corresponding Trust Portfolio listed opposite its name in the table below:

PORTFOLIOS                                                    TRUST PORTFOLIOS
----------                                                    ----------------
Strategic Equity Portfolio                           Strategic Equity Portfolio

AIM Capital Appreciation Portfolio                   AIM Capital Appreciation Portfolio

Van Kampen Enterprise Portfolio                      Van Kampen Enterprise Portfolio

MFS Total Return Portfolio                           MFS Total Return Portfolio

Salomon Brothers Strategic Total Return Bond         Salomon Brothers Strategic Total Return
 Portfolio                                             Bond Portfolio

Travelers Managed Income Portfolio                   Travelers Managed Income Portfolio

Pioneer Strategic Income Portfolio                   Pioneer Strategic Income Portfolio

      The proposed Reorganizations are expected to be effective upon the close of business on June 30, 2005 or such earlier or later date as the parties may agree in writing (the "effective date"). Such effective date is expected to be coincident with the closing of the sale of TL&A to MetLife, Inc. described in more detail below. Under the proposed Reorganizations, each stockholder of a Portfolio will receive the number of the corresponding Trust Portfolio's shares with an aggregate net asset value equal on the effective date to the aggregate net asset value of the stockholder's shares in the Portfolio. Thereafter, following the proposed Reorganizations, stockholders of a Portfolio will be shareholders of a Trust Portfolio. No stockholder of a Portfolio will pay a sales charge or other charge or expense in connection with the Reorganizations. See "Information Relating to the Proposed Reorganization."

REASONS FOR THE REORGANIZATION

      The Board of Directors of the Fund (the "Board"), including a majority of the Board's members who are not "interested persons" within the meaning of the 1940 Act (the "disinterested Board members"), has determined that the proposed Reorganizations are in the best interests of each Portfolio's respective stockholders and the underlying contract owners and that the interests of the stockholders and contract owners will not be diluted as a result of the Reorganizations. In connection with making these determinations, the Board was provided with information about the reasons for the proposed Reorganizations, and about MetLife, Inc. ("MetLife") and its purchase of TL&A from Citigroup Inc. ("Citigroup"), which is discussed in more detail below. The Board was informed that, without the Reorganizations, the Fund would include both portfolios that are managed by Citigroup affiliates and portfolios that are managed by MetLife affiliates, and the management, operational and administrative complexities that this would raise were discussed by the Board. The Board was further advised that both Citigroup and MetLife considered the management of the Portfolios to be integral to the offering and operation of variable annuity and variable life insurance contracts, the issuers of which are the subject to the sale from Citigroup to MetLife.

      The Board considered that the Trust Portfolios will be substantially identical to their corresponding Portfolios in terms of their investment objectives, policies and restrictions, their fees and expenses, their investment advisers and, with the exception of the Travelers Managed Income Portfolio, their subadvisers. The Board considered that the individuals who will provide the day-to-day portfolio management for each Trust Portfolio are expected to be the same as the individuals providing portfolio management for the corresponding Portfolio. The Board also considered the differences between the Portfolios and the Trust Portfolios. Such differences are discussed in more detail below, and include:

      - the identity of the members of the Board and the Board of Trustees of the Trust (the "Trust Board");

      - differences resulting from the Portfolios and the Trust Portfolios being series of different legal entities organized under the laws of different jurisdictions;.

      - that the investment advisers of the Trust Portfolios will have authority, subject to Trust Board approval, to hire subadvisers and materially amend subadvisory agreements without shareholder approval, authority that such investment advisers currently do not have with respect to the Portfolios;

      - that the investment objective of each Trust Portfolio may be changed by the Trust Board without shareholder approval, while stockholder approval is required to change the objective of a Portfolio;

      - the identity of the independent registered public accounting firm and certain other service providers for the Fund and the Trust; and

      - with respect to the Travelers Managed Income Portfolio, that such Portfolio has been managed directly by its investment adviser, and that the corresponding Trust Portfolio will be managed by a subadviser subject to the oversight of the investment adviser.

The Board concluded that these differences would not have a material adverse effect on stockholders of the Portfolios or on contract owners.

      The Board also considered the agreements to be entered into between MetLife and Citigroup and certain of their affiliates in connection with the closing of the MetLife Transaction under which Citigroup-affiliated broker-dealers will continue to offer certain MetLife/TL&A insurance contracts and TL&A insurance products will continue to include certain Citigroup-sponsored funds as investment options, as discussed in more detail under "MetLife's Acquisition of TL&A" below.

FEDERAL INCOME TAX CONSEQUENCES

      Sutherland Asbill & Brennan LLP, counsel to the Trust, will issue an opinion (based on certain assumptions) as of the effective date of the Reorganizations to the effect that the transactions will not give rise to the recognition of income, gain or loss for federal income tax purposes to any Portfolio, Trust Portfolio, their respective stockholders or shareholders, or contract owners. See "Federal Income Tax Consequences" below.

INVESTMENT ADVISERS AND SUBADVISERS

      The investment adviser for each Portfolio except the Travelers Managed Income Portfolio is Travelers Investment Adviser Inc. ("TIA"). The investment adviser for the Travelers Managed Income Portfolio is Travelers Asset Management International Company LLC ("TAMIC"). Both TIA and TAMIC are currently indirect wholly-owned subsidiaries of Citigroup. The subadviser for each Portfolio is as follows:

PORTFOLIO                                                     SUBADVISER
---------                                                     ----------
Strategic Equity Portfolio                           Fidelity Management & Research Company

AIM Capital Appreciation Portfolio                   AIM Capital Management, Inc.

Van Kampen Enterprise Portfolio                      Van Kampen Asset Management Inc.

MFS Total Return Portfolio                           Massachusetts Financial Services Company

Salomon Brothers Strategic Total Return Bond         Salomon Brothers Asset Management Inc
 Portfolio

Travelers Managed Income Portfolio                   N/A

Pioneer Strategic Income Portfolio                   Pioneer Investment Management, Inc.

      Aside from TAMIC and TIA becoming indirect subsidiaries of MetLife and the addition of a subadviser for the Travelers Managed Income Portfolio, the investment advisers and subadvisers of the Trust Portfolios will be the same as those of the corresponding Portfolios. TAMIC will serve as investment adviser of the Travelers Managed Income Portfolio of the Trust, but day-to-day management of such Trust Portfolio will be provided by Salomon Brothers Asset Management Inc as subadviser.

METLIFE'S ACQUISITION OF TL&A

      As noted above, MetLife and Citigroup have announced an agreement for the sale of TL&A by Citigroup to MetLife (the "MetLife Transaction") for $11.5 billion, subject to closing adjustments. The MetLife Transaction includes the acquisition of TL&A subsidiaries TIA and TAMIC, the investment advisers to the Portfolios, by MetLife. The stockholders of the Portfolios are not being asked to approve the MetLife Transaction. However, given that the Portfolios' investment advisers will have a new ultimate parent company (MetLife) after the Reorganizations, certain information about MetLife, the MetLife Transaction, and the management of the Trust Portfolios by TIA and TAMIC after the closing of the MetLife Transaction is relevant in this Combined Prospectus/Proxy Statement.

      Under the terms of the MetLife Transaction, Citigroup will receive $1.0 to $3.0 billion in MetLife equity securities and the balance in cash. The MetLife Transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. It is planned that the closing of the MetLife Transaction will take place on June 30, 2005, or soon thereafter.

      MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. In the United States, the MetLife companies serve individuals in approximately 13 million households and provide benefits to 37 million customers and their family members through their employee benefit plan sponsors.

      MetLife has indicated to the Board and the Trust Board that its intention is to integrate TL&A, including TIA and TAMIC, into MetLife's current operations to create a single business operation, and has provided the Trust Board with information on how this intention might affect the Trust Portfolios, including certain anticipated changes in TAMIC and TIA personnel (other than portfolio managers) who will provide services to the Trust Portfolios. See "Information Relating to the Proposed Reorganizations - Certain Arrangements with Service Providers" below.

      In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates will enter into a Distribution Agreement under which Citigroup-affiliated broker-dealers will, subject to the terms and conditions of such Distribution Agreement, continue to offer certain TL&A and MetLife insurance contracts for a period of ten years from the MetLife Closing Date. In addition, MetLife, Citigroup and certain of their affiliates will enter into an Investment Products Agreement under which, for a period of five years after the MetLife Closing Date and subject to the other terms and conditions of the Investment Products Agreement, certain TL&A and MetLife insurance products will include certain Citigroup-sponsored funds that are currently included as investment options.

PURCHASES AND REDEMPTIONS

      Following the Reorganizations, the Trust Portfolios will have substantially similar purchase, redemption and dividend policies as the Portfolios. Shares of the Trust Portfolios will not be sold directly to the public, but only through variable contracts. Both the Fund and the Trust have put in place policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses, although such policies and procedures operate in different manners. In light of the fact that the Trust generally will have little or no access to the transaction records of individual contract owners, the Trust's policies and procedures primarily call for obtaining written certifications from the TL&A insurance companies that they have put in place effective policies and procedures to deter excessive trading. In contrast, even in the absence of such contract owner information, the Fund's policies and procedures call for the use of direct surveillance techniques to identify abusive trading, and the limiting of additional purchases or exchanges by contract owners believed to be engaged in abusive trading, although the Fund's ability to monitor trading in these accounts may be severely limited due to the lack of access to a contract owner's trading activity when orders are placed through insurance company separate accounts. There may also be operational and technological limitations on the ability of the Fund's service providers to identify or terminate frequent trading activity within insurance company separate accounts. However, the Fund's policies and procedures do not include specific limits on the number of purchases or exchanges permitted in a given time period.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

      This section briefly sets forth the investment objectives and principal strategies of each Portfolio and its corresponding Trust Portfolio. The objective and strategies for each Portfolio are identical to those of its corresponding Trust Portfolio, except that the investment objective for each Portfolio is "fundamental" and therefore may be changed only by the "vote of a majority of the outstanding voting securities" of the Portfolio as defined in the 1940 Act, while the objective for each Trust Portfolio may be changed by the Trust Board without shareholder approval. More complete information may be found in the prospectuses for the Trust Portfolios attached hereto as Appendices B-1 through B-7.

      STRATEGIC EQUITY PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

      The Portfolio's objective is to seek capital appreciation. Fidelity Management & Research Company (FMR), the Portfolio's subadviser, normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

      FMR is not constrained to any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

      FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

      AIM CAPITAL APPRECIATION PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

      The Portfolio's objective is to seek capital appreciation. The Portfolio invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

      The subadviser emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. The subadviser seeks to identify companies having a consistent record of long-term, above-average growth in earnings, as well as companies that are only beginning to experience significant and sustainable earnings growth. The subadviser will invest without regard to a company's size.

In selecting individual companies for investment, the subadviser looks for the following:

      - new or innovative products, services or processes that should enhance future earnings

      -     increasing market share

      -     experienced and effective management

      -     competitive advantages

The subadviser then considers whether to sell a particular security when it no longer meets these criteria.

      VAN KAMPEN ENTERPRISE PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

      The Portfolio's objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Portfolio invests primarily in common stocks of growth companies.

      The subadviser seeks growth opportunities by investing in any market capitalization range. The subadviser emphasizes growth companies but may also invest in companies in cyclical industries during periods when their securities appear attractive to the subadviser for capital appreciation. The subadviser looks for companies with a combination of strong business fundamentals at an attractive valuation. These characteristics include: established records of growth in sales; established records of growth in earnings; and entering a growth cycle with the expectation that the stock of the company will increase in value.

      The subadviser may sell a security when it is advisable based on the following factors:

   - change in economic or market factors in general or within a particular industry

   -  change in market trends or other factors affecting an individual security

   - changes in the relative market performance or appreciation possibilities of an individual security

   -  other circumstances relating to the desirability of a given investment

      MFS TOTAL RETURN PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

      The Portfolio's primary objective is to seek above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and its secondary objective is to seek growth of capital and growth of income. The Portfolio invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

      Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the Portfolio's assets will be allocated among fixed income and equity investments within the following ranges:

   -  between 40% and 75% in equity securities

   -  at least 25% in non-convertible fixed income securities

      EQUITY INVESTMENTS. The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis (such as an analysis of earnings, cash flows, dividends, competitive position and management's abilities) of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:

   - that are undervalued in the market relative to their long-term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes

   - that generally have low price-to-book, price-to-sales and/or price-to-earnings ratios

      FIXED INCOME SECURITIES. The Portfolio's fixed income securities include corporate debt obligations of any maturity, Brady bonds, U.S. Government securities, mortgage-backed securities, zero-coupon bonds, deferred interest bonds and payment in kind bonds. The Portfolio's assets may consist of both investment grade and lower quality fixed income securities. The Portfolio may invest up to 20% of its assets in non-convertible fixed income securities rated below investment grade or unrated securities of equivalent quality. Below investment grade securities are commonly referred to as "junk bonds."

      SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

      The Portfolio's objective is to seek total return. The Portfolio invests, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics.

      CREDIT QUALITY: The Portfolio invests in a globally diverse portfolio of fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as "junk bonds."

      DURATION: The Portfolio's average duration will generally vary from 3 to 7 years depending on the subadviser's outlook for interest rates. Individual securities may be of any maturity.

      The subadviser uses a combination of a "top-down" approach and quantitative models to create an optimal risk/return allocation of the Portfolio's assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The subadviser then selects individual debt securities within each area on the basis of its views as to the values available in the marketplace.

      In allocating investments among countries and asset classes, the subadviser evaluates currency, inflation and interest rate trends, proprietary risk measures, and the balance of payments status, growth rate forecasts, fiscal policies, and political outlook of particular countries. In selecting individual debt securities, the subadviser evaluates the security's yield, maturity, call or prepayment risk, issue classification, and credit quality.

      TRAVELERS MANAGED INCOME PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

      The Portfolio's objective is to seek high current income consistent with prudent risk of capital. The Portfolio invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage- and asset backed securities, but may also invest to a limited extent in foreign issuers.

      CREDIT QUALITY: The Portfolio invests primarily in investment grade obligations. Up to 35% of the Portfolio's assets may be invested in below investment grade obligations with no minimum rating. Below investment grade securities are commonly referred to as "junk bonds".

      DURATION: At least 65% of the Portfolio's assets are invested in securities having durations of 10 years or less. The Portfolio's average portfolio duration will vary between 2 to 5 years depending on the manager's outlook for interest rates.

      The manager uses a three step "top down" investment approach to selecting investments for the Portfolio by identifying undervalued sectors and individual securities. Specifically, the manager:

      - Determines appropriate sector and maturity weightings based on the manager's intermediate and long-term assessments of broad economic and interest rate trends

      - Uses fundamental research methods to identify undervalued sectors of the government and corporate debt markets and adjusts portfolio positions to take advantage of new information

      - Analyzes yield maturity, issue classification and quality characteristics to identify individual securities that present what the manager considers the optimal balance of potential return and manageable risk

      PIONEER STRATEGIC INCOME PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

      The Portfolio's objective is to seek a high level of current income. The Portfolio invests, under normal market conditions, at least 80% of its total assets in debt securities. The Portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities market.

      The subadviser allocates the fund's investments among the following three segments of the debt markets:

      - Below investment grade (high yield) securities of U.S. and non-U.S. issuers

      -     Investment grade securities of U.S. issuers, and

      -     Investment grade securities of non-U.S. issuers

The subadviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

      The fund invests primarily in: debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and mortgage-backed and asset-backed securities. The Portfolio invests in securities with a broad range of maturities.

      Depending upon the subadviser's allocation among market segments, up to 70% of the Portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the sub-adviser. Up to 20% of the Portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.

                                  RISK FACTORS

      The following discussion highlights the principal risk factors associated with an investment in the Portfolios. Given that each Portfolio and its corresponding Trust Portfolio have identical investment objectives, policies and restrictions, the risk factors relevant to a Portfolio are also relevant to its corresponding Trust Portfolio.

EQUITY SECURITIES

      Van Kampen Enterprise Portfolio, AIM Capital Appreciation Portfolio and Strategic Equity Portfolio each invests primarily in equity securities, and MFS Total Return Portfolio invests a substantial portion of its assets in equity securities. (These four Portfolios are referred to herein as the "Equity Portfolios.") While investing in equity securities can bring added benefits, it also involves risks. Investors could lose money in the Equity Portfolios, or a Portfolio may not perform as well as other investments, if any of the following occurs:

   -  The U.S. stock market declines or other stock markets decline.

   - Large, small or medium capitalization companies fall out of favor with investors.

   -  Value and/or growth stocks are temporarily out of favor.

   - An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock or industry.

   - The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock or industry proves to be incorrect.

   -  Key economic trends become materially unfavorable.

      SMALL CAPITALIZATION, MEDIUM CAPITALIZATION, AND NEW OR UNSEASONED
      COMPANIES

      AIM Capital Appreciation Portfolio and Van Kampen Enterprise Portfolio may invest significant portions of their portfolios in small or medium capitalization companies, or new or unseasoned issuers. Smaller, unseasoned companies present greater risks than securities of larger, more established companies because:

   - They may be dependent on a small number of products or services for their revenues

   - They may lack substantial capital reserves to make needed capital investments or absorb losses

   -  They may have less experienced management

   -  Their securities may be less widely traded, less liquid and more volatile

   - Recession or adverse economic trends are more likely to sharply and negatively affect their earnings and financial condition

DEBT OR FIXED INCOME SECURITIES

      Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, and Pioneer Strategic Income Portfolio each invests principally in debt or fixed income securities, and MFS Total Return Portfolio invests in such securities to a significant degree. (These four Portfolios are referred to herein as the "Debt Portfolios.") While investing in these securities can bring added benefits, it also involves risks. Investors could lose money in the Debt Portfolios, or a Portfolio may not perform as well as other investments, if any of the following occurs:

   - The issuer of a debt security in the Portfolio defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization, or is perceived by the market to be less creditworthy.

   - Fixed income securities lose their value due to an increase in market interest rates in one or more regions.

   - As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk.

   - As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

   - The portfolio manager's judgment about the attractiveness, value or potential appreciation of a particular security or the stability of a particular government proves to be incorrect.

      LOWER QUALITY DEBT SECURITIES

      The Debt Portfolios may invest in lower quality securities, commonly known as "junk bonds," that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

      Each of the Debt Portfolios may make significant investments in mortgage- and asset-backed securities. These securities are particularly subject to prepayment risk and extension risk, and therefore their values may fluctuate more due to changes in market interest rates than other fixed income securities. Furthermore, it may become necessary to enforce rights against the assets underlying mortgage- and asset-backed securities.

FOREIGN SECURITIES

      Many foreign countries in which the Portfolios invest have markets that are less liquid and more volatile than markets in the United States. In some of the foreign countries in which the Portfolios invest, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Foreign countries may be unstable politically or economically. The risk of investing in foreign securities is greater in the case of less developed countries.

NON-DIVERSIFIED PORTFOLIO

      The Salomon Brothers Strategic Total Return Bond Portfolio is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Portfolio's losses from adverse events affecting a particular issuer.

ASSET ALLOCATION RISK

      Because the MFS Total Return Portfolio invests in both equity and debt securities, investors could lose money in the Portfolio, or the Portfolio may not perform as well as other investments, if the subadviser's allocation of investments between equity and fixed income securities results in underweighting types of securities that generate significant returns or overweighting types of securities that experience significant declines.

PORTFOLIO TURNOVER

      Certain Portfolios may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolios' performance.

                       COMPARATIVE FEE AND EXPENSE TABLES

SALES CHARGES AND SHAREHOLDER TRANSACTION FEES

      As shown in the table below, shares of the Portfolios and the Trust Portfolios are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by TL&A under the variable contracts.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                 PRO-FORMA TRUST
                                                          PORTFOLIOS       TRUST PORTFOLIOS         PORTFOLIOS
                                                          ----------       ----------------      ---------------
Maximum Sales Charge (Load) Imposed on Purchases              N/A                N/A                   N/A

Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                    N/A                N/A                   N/A

Redemption Fees                                               N/A                N/A                   N/A

Exchange Fees                                                 N/A                N/A                   N/A

PORTFOLIO AND TRUST PORTFOLIO EXPENSES

      The tables below show (1) information regarding the fees and expenses paid by each Portfolio for its fiscal year ended October 31, 2004, and (2) estimated fees and expenses on a pro forma basis for each corresponding Trust Portfolio after giving effect to the proposed Reorganization as to that Trust Portfolio. Because the Trust Portfolios have not commenced operations and will not do so unless and until the Reorganization with respect to that Trust Portfolio is consummated, no information on Trust Portfolio fees without giving effect to the Reorganizations is included. The fees and charges reflected in the tables below and in the examples do not include fees and charges imposed by the variable contracts issued by TL&A and their separate accounts with interests in the Portfolios.

      STRATEGIC EQUITY PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                                          TRUST PORTFOLIO
                                                                                          (PRO FORMA WITH
                                                                   STRATEGIC EQUITY       STRATEGIC EQUITY
                                                                      PORTFOLIO              PORTFOLIO)
                                                                   ----------------       ----------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS)
     Management Fees                                                    0.80%                  0.80%
     Distribution (12b-1) Fees                                          NONE                   NONE
     Other Expenses                                                     0.05%                  0.05%
Total Annual Fund Operating Expenses                                    0.85%                  0.85%

      AIM CAPITAL APPRECIATION PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                                          TRUST PORTFOLIO
                                                                                        (PRO FORMA WITH AIM
                                                                                              CAPITAL
                                                                     AIM CAPITAL            APPRECIATION
                                                                APPRECIATION PORTFOLIO       PORTFOLIO)
                                                                ----------------------  -------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS)
     Management Fees                                                    0.80%                  0.80%
     Distribution (12b-1) Fees                                          NONE                   NONE
     Other Expenses                                                     0.05%                  0.05%
Total Annual Fund Operating Expenses                                    0.85%                  0.85%

      VAN KAMPEN ENTERPRISE PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                                          TRUST PORTFOLIO
                                                                                        (PRO FORMA WITH VAN
                                                                VAN KAMPEN ENTERPRISE    KAMPEN ENTERPRISE
                                                                      PORTFOLIO              PORTFOLIO)
                                                                ---------------------   -------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS)
     Management Fees                                                    0.70%                  0.70%
     Distribution (12b-1) Fees                                          NONE                   NONE
     Other Expenses                                                     0.10%                  0.10%
Total Annual Fund Operating Expenses                                    0.80%                  0.80%

      MFS TOTAL RETURN PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                                          TRUST PORTFOLIO
                                                                                         (PRO FORMA WITH MFS
                                                                   MFS TOTAL RETURN         TOTAL RETURN
                                                                      PORTFOLIO              PORTFOLIO)
                                                                   ----------------      -------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS)
     Management Fees*                                                   0.79%                  0.79%
     Distribution (12b-1) Fees                                          NONE                   NONE
     Other Expenses                                                     0.02%                  0.02%
Total Annual Fund Operating Expenses                                    0.81%                  0.81%

      * Effective November 1, 2004, the MFS Total Return Portfolio has paid an investment management fee of 0.80% of the Portfolio's average daily net assets up to $600 million, 0.775% of net assets between $600 million and $900 million, 0.75% of net assets between $900 million and $1.5 billion, 0.725% of net assets between $1.5 billion and 2.5 billion, and 0.675% of net assets over $2.5 billion. Effective February 26, 2005, the effective fee rate based on this fee schedule has been determined based on the aggregate average daily net assets of the Portfolio and certain portfolios of the Trust for which MFS serves as subadviser. This fee schedule and method of calculation will apply to the MFS Total Return Portfolio of the Trust.

      SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                                          TRUST PORTFOLIO
                                                                                          (PRO FORMA WITH
                                                                   SALOMON BROTHERS       SALOMON BROTHERS
                                                                   STRATEGIC TOTAL        STRATEGIC TOTAL
                                                                     RETURN BOND            RETURN BOND
                                                                       PORTFOLIO             PORTFOLIO)
                                                                   ----------------       ---------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS)
     Management Fees                                                    0.80%                  0.80%
     Distribution (12b-1) Fees                                          NONE                   NONE
     Other Expenses                                                     0.45%                  0.45%
Total Annual Fund Operating Expenses                                    1.25%                  1.25%

      TRAVELERS MANAGED INCOME PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                                          TRUST PORTFOLIO
                                                                      TRAVELERS           (PRO FORMA WITH
                                                                   MANAGED INCOME        TRAVELERS MANAGED
                                                                      PORTFOLIO           INCOME PORTFOLIO)
                                                                   --------------        ------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS)
     Management Fees                                                    0.65%                  0.65%
     Distribution (12b-1) Fees                                          NONE                   NONE
     Other Expenses                                                     0.04%                  0.04%
Total Annual Fund Operating Expenses                                    0.69%                  0.69%

      PIONEER STRATEGIC INCOME PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                                          TRUST PORTFOLIO
                                                                                          (PRO FORMA WITH
                                                                  PIONEER STRATEGIC      PIONEER STRATEGIC
                                                                   INCOME PORTFOLIO      INCOME PORTFOLIO)
                                                                  -----------------      -----------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS)
     Management Fees                                                    0.75%                  0.75%
     Distribution (12b-1) Fees                                          NONE                   NONE
     Other Expenses                                                     0.15%                  0.15%
Total Annual Fund Operating Expenses                                    0.90%                  0.90%

      EXAMPLES: These examples help investors compare the cost of investing in the Portfolios and Trust Portfolios with the cost of investing in other mutual funds. The examples assume:

-  you invest $10,000;

-  you sell all of your shares at the end of the period;

-  your investment has a 5% return each year; and

- each Portfolio's and Trust Portfolio's operating expenses remain the same as shown above.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

STRATEGIC EQUITY PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                           ------       -------       -------       --------
STRATEGIC EQUITY PORTFOLIO..........................................        $87           $271          $471         $1,049

TRUST PORTFOLIO (PRO FORMA WITH STRATEGIC EQUITY PORTFOLIO).........        $87           $271          $471         $1,049

AIM CAPITAL APPRECIATION PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                           ------        -------       -------       --------
AIM CAPITAL APPRECIATION PORTFOLIO..................................         $87           $271          $471         $1,049

TRUST PORTFOLIO (PRO FORMA WITH AIM CAPITAL APPRECIATION
 PORTFOLIO).........................................................         $87           $271          $471         $1,049

VAN KAMPEN ENTERPRISE PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                           ------        -------       -------       --------
VAN KAMPEN ENTERPRISE PORTFOLIO.....................................         $82           $255          $444          $990

TRUST PORTFOLIO (PRO FORMA WITH VAN KAMPEN ENTERPRISE
 PORTFOLIO).........................................................         $82           $255          $444          $990

MFS TOTAL RETURN PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                           ------        -------       -------       --------
MFS TOTAL RETURN PORTFOLIO..........................................         $83           $259          $450         $1,002

TRUST PORTFOLIO (PRO FORMA WITH MFS TOTAL RETURN PORTFOLIO) ........         $83           $259          $450         $1,002

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                           ------        -------       -------       --------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO..............        $127           $397          $686         $1,511

TRUST PORTFOLIO (PRO FORMA WITH SALOMON BROTHERS STRATEGIC
TOTAL RETURN BOND PORTFOLIO)........................................        $127           $397          $686         $1,511

TRAVELERS MANAGED INCOME PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                           ------        -------       -------       --------
TRAVELERS MANAGED INCOME PORTFOLIO..................................         $70           $221          $384          $859

TRUST PORTFOLIO (PRO FORMA WITH TRAVELERS MANAGED INCOME
 PORTFOLIO).........................................................         $70           $221          $384          $859

PIONEER STRATEGIC INCOME PORTFOLIO AND CORRESPONDING TRUST PORTFOLIO

                                                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                                           ------        -------       -------       --------
PIONEER STRATEGIC INCOME PORTFOLIO..................................         $92           $287          $498         $1,108

TRUST PORTFOLIO (PRO FORMA WITH PIONEER STRATEGIC INCOME
 PORTFOLIO).........................................................         $92           $287          $498         $1,108

              INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS

GENERAL

      The Reorganization Agreement sets forth the terms and conditions under which the Reorganizations would be consummated. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the copy of the

Reorganization Agreement attached as Appendix A to this Combined
Prospectus/Proxy Statement and is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION AGREEMENT

      The Reorganization Agreement provides that at the closing substantially all (other than cash in an amount necessary to pay dividends and distributions as provided in the Reorganization Agreement) of the assets and all of the liabilities of each Portfolio will be transferred to and assumed by the corresponding Trust Portfolio. In exchange for the transfer of the assets and the assumption of the liabilities, the Trust will issue at the closing full and fractional shares of each Trust Portfolio equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of the corresponding Portfolio as determined at the valuation time specified in the Reorganization Agreement. The Reorganization Agreement provides that each Portfolio will declare a dividend or dividends and/or other distributions on or as soon as practicable prior to the Closing Date (as defined in the Reorganization Agreement) which will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      Following the transfer of assets to, and the assumption of liabilities of a Portfolio by, a Trust Portfolio, the Portfolio will distribute Trust Portfolio shares in liquidation of the Portfolio. Each Portfolio stockholder at the Closing Date will receive an amount of shares with a total net asset value equal to the net asset value of their Portfolio shares plus the right to receive any dividends or distributions that were declared before the Closing Date but that remained unpaid at that time with respect to Portfolio shares.

      After a Reorganization, all of the issued and outstanding shares of a Portfolio shall be canceled on the books of the Fund and the transfer books of the Portfolio will be permanently closed.

      The Reorganization of a Portfolio is subject to a number of conditions, including, without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Portfolio's stockholders; the consummation of the MetLife Transaction, the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and, the parties' performance of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of each Reorganization will be June 30, 2005 or such other date as is agreed to by the parties. Such effective date is expected to be coincident with the closing of the sale of TL&A to MetLife.

      The costs and expenses associated with the Reorganizations, including costs of soliciting proxies, will be borne equally by MetLife, Inc. and Smith Barney Fund Management LLC (a Citigroup affiliate), with no cost to the Portfolios, the Fund, the Trust, the Trust Portfolios or contract owners.

BOARD CONSIDERATIONS

      In approving the Reorganization with respect to each Portfolio at meetings held on March 24, 2005 and April 20, 2005, the Board considered the proposed Reorganizations from the perspective of the Portfolios. In light of discussions of the Board at the meetings, and the written materials provided to the Board in advance of the meetings, the Board, including a majority of the disinterested Directors, unanimously decided to approve the Reorganizations and to recommend their approval to stockholders.

      In connection with making these determinations, the Board was provided with information about the reasons for the proposed Reorganizations, and about MetLife and its purchase of TL&A from Citigroup. The Board was informed that, without the Reorganizations, the Fund would include portfolios that are advised by Citigroup affiliates and portfolios that are advised by MetLife affiliates, and was informed of the management, operational and administrative complexities that this structure would raise. For example, having some portfolios managed by MetLife affiliates and others managed by Citigroup affiliates likely would create inefficiencies and possible inconsistencies in fund administrative and compliance procedures, which in turn could lead to increased overall costs that eventually might be passed on to stockholders. In addition, the Board, the members of which also serve as directors for other investment companies advised or sponsored by Citigroup and its affiliates, would likely need on an ongoing basis to be provided with written information from, and hear oral presentations by, MetLife representatives as well as representatives of Citigroup, potentially causing a substantial increase in the Board's workload and the length and/or number of Board meetings.

      The Board was advised that both Citigroup and MetLife considered the continuity of management of the Portfolios to be important for the offering and operation of the variable annuity and variable life insurance contracts, the issuers of which are the subject of the MetLife Transaction. The Board considered that the Portfolios, which are the portfolios of the Fund that are currently advised by TIA or TAMIC, should continue to be served by those advisers after their acquisition by MetLife.

      The Board considered that the Trust Portfolios will be substantially identical to their corresponding Portfolios in terms of their investment objectives, policies and restrictions, their fees and expenses, their investment advisers, and, except in the case of the Travelers Managed Income Portfolio, their subadvisers. The Board considered that the portfolio managers of each Trust Portfolio are expected to be the same as the portfolio managers of each corresponding Portfolio.

      The Board also considered the differences between the Portfolios and the Trust Portfolios, including those resulting from the fact that they are series of different legal entities organized under the laws of different jurisdictions. The Board considered its familiarity with the members of the Trust Board, and that it believed the Trust Board to be able and inclined to protect the interests of Trust Portfolio stockholders and contract owners. The Board concluded that any differences between the Portfolios and the Trust Portfolios were unlikely to have a material adverse effect on stockholders or on contract owners.

      The Board also considered the terms of the Reorganization Agreement, and the fact that the Reorganizations would constitute tax-free reorganizations. The Board also considered the agreements to be entered into between MetLife, Citigroup and certain of their affiliates in connection with the closing of the MetLife Transaction under which Citigroup-affiliated broker-dealers will continue to offer certain TL&A and MetLife insurance contracts and certain TL&A and MetLife insurance products will continue to include certain Citigroup-sponsored funds as investment options.

      After considering the foregoing factors, together with such information as they believed to be relevant, the Board determined that the proposed Reorganization is in the best interests of each Portfolio, and that the interests of each Portfolio's stockholders and, indirectly, the contract owners, would not be diluted as a result of the Reorganization. The Board then approved the Reorganization Agreement and directed that the Reorganization Agreement be submitted to stockholders of each Portfolio for approval as to that Portfolio.

      Therefore, the Fund's Board of Directors unanimously recommends that stockholders vote "For" Proposal 1.

      In the event the MetLife Transaction is consummated, but stockholders of a Portfolio fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated as to a Portfolio, it will likely be necessary for the Fund to enter into a temporary investment advisory agreement with TIA or TAMIC, as the case may be, with respect to that Portfolio that will take effect as of the closing of the MetLife Transaction. The Board has not determined what further action the Fund would take in that event, although such action might include soliciting stockholder approval to continue the temporary agreement with TIA or TAMIC, or approving and soliciting stockholder approval of an agreement with another investment adviser.

     From the perspective of Trust and the Trust Portfolios, the Trust Board considered, among other things: the terms of the Reorganization Agreement; the possibility that the Reorganizations could give rise to operational and administrative efficiencies resulting from the increased size of the Trust; the fact that the Reorganizations would constitute tax-free reorganizations; and insurance coverage obtained by a Citigroup affiliate that would cover certain potential liabilities to which the Trust Portfolios could become subject as the successors to the Portfolios.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

      ADVISORY SERVICES

      TIA is the investment adviser for all of the Portfolios except the Travelers Managed Income Portfolio, and would serve as investment adviser for all of the corresponding Trust Portfolios. TAMIC is the investment adviser for the Travelers Managed Income Portfolio of the Fund and would serve as investment adviser for the corresponding Trust Portfolio. TIA and TAMIC provide investment advice and, in general, supervise the management and investment program for each of the Portfolios, and would do so for the Trust Portfolios. As compensation for their services, TIA or TAMIC receives a management fee from each Portfolio, and would receive a fee from the corresponding Trust Portfolio, at the annual rates set forth below based on the average daily net assets of each Portfolio (except for the MFS Total Return Portfolio, as discussed below):

PORTFOLIO AND TRUST PORTFOLIO                           INVESTMENT ADVISER FEE
-----------------------------                           ----------------------
Strategic Equity Portfolio                                       0.80%
AIM Capital Appreciation Portfolio                               0.80%
Van Kampen Enterprise Portfolio                                  0.70%
Salomon Brothers Strategic Total Return Bond Portfolio           0.80%
Travelers Managed Income Portfolio                               0.65%
Pioneer Strategic Income Portfolio                               0.75%

      The MFS Total Return Portfolio pays, and its corresponding Trust Portfolio would pay, an investment management fee in which an effective fee rate is determined based on the aggregate average daily net assets of such Portfolio and the MFS Mid Cap Growth Portfolio and MFS Value Portfolio of the Trust. The fee schedule used to determine the effective fee rate for the Portfolio is as follows: 0.80% of the Portfolios' average daily net assets up to $600 million, 0.775% of net assets between $600 million and $900 million, 0.75% of net assets between $900 million and $1.5 billion, 0.725% of net assets between $1.5 billion and 2.5 billion, and 0.675% of net assets over $2.5 billion.

      TIA and TAMIC, as the case may be, have agreed to waive its fee to the extent that the aggregate expenses of each Portfolio, exclusive of taxes, brokerage, interest and extraordinary expenses (such as litigation and indemnification expenses), exceed a specified percentage of the Portfolio's average daily net assets for a fiscal year. TIA and TAMIC will continue the same expense limitations, which may be terminated by TIA or TAMIC upon notice to shareholders provided by supplement to the then-current Prospectus or Statement of Additional Information, as to the Trust Portfolios.

      Manager of Managers Structure. Upon the closing of the MetLife Transaction, TAMIC or TIA, as the investment adviser for each Trust Portfolio, would, subject to approval by the Trust Board, be able to enter into new or amended agreements with subadvisers with respect to the Trust Portfolio without obtaining shareholder approval of such agreements, and to permit such subadvisers to manage the assets of the Trust Portfolio pursuant to such subadvisory agreements. TAMIC and TIA do not have such authority with respect to the Portfolios.

      The 1940 Act generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written agreement that has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. Certain MetLife subsidiaries, however, have received from the SEC an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Upon becoming indirect subsidiaries of MetLife, the SEC Exemption would also apply to TAMIC and TIA and, subject to certain conditions, any fund advised by TAMIC and TIA. Under the SEC Exemption, TAMIC and TIA would be permitted, under specified conditions, to enter into new and amended subadvisory agreements for the management of a Trust Portfolio, including agreements with new subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement, if there is a change of control of the subadviser, or if another event causing termination of the existing subadvisory agreement occurs, without obtaining the approval of the Trust Portfolio's shareholders of such new or amended sub-advisory agreement. Such agreements must nevertheless be approved by the Trust Board, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after entering into an agreement with a new subadviser without shareholder approval, the Trust Portfolio must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, each Trust Portfolio would still require shareholder approval to materially amend its investment advisory agreement with TAMIC or TIA (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new investment advisory agreement with TAMIC, TIA or any other adviser.

      The SEC Exemption will avoid the need for a Trust Portfolio to incur the delay and expense of a shareholder meeting to approve new subadvisory agreements. In the view of TAMIC, TIA and the Trust Board, the SEC Exemption will benefit the Trust Portfolios and their shareholders by permitting the prompt replacement of a subadviser that, for example, has performed poorly or has resigned, and the prompt approval of a new subadvisory agreement with an existing subadviser where, for example, the agreement has been terminated as a result of a change in the actual control or management of the subadviser.

      Travelers Managed Income Portfolio. The Travelers Managed Income Portfolio is managed directly by TAMIC without a subadviser. After the Reorganization, TAMIC will be the investment adviser to the corresponding Trust Portfolio, but day-to-day investment management will be provided by

Salomon Brothers Asset Management Inc ("SBAM") as subadviser. SBAM, located at 388 Greenwich Street, New York, New York 10013, is, as TAMIC is currently, a wholly owned subsidiary of Citigroup. Notwithstanding this nominal addition of a subadviser, Mr. Gene Collins and Mr. Kurt Lin, the portfolio managers of the Portfolio who are currently dual employees of TAMIC and SBAM, will manage the Trust Portfolio as employees of SBAM. Furthermore, this change will not result in any change in the fees paid by shareholders, as TAMIC will be entitled to the same management fee from the Trust Portfolio as it is entitled to receive from the Portfolio, and will pay a portion of its fee from the Trust Portfolio to SBAM for its service as subadviser. After the Reorganization and the MetLife Transaction, MetLife's plan is for TAMIC to conduct a formal search for other candidates to act as subadviser to this Portfolio, and to make a recommendation to the Trust Board, probably in the Fall of 2005. If the Trust Board approves a subadviser other than SBAM, TAMIC intends to rely on the SEC Exemption to replace SBAM without stockholder approval.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP ("KPMG") currently serves as the independent registered public accounting firm for the Portfolios. As a result of insurance services provided to KPMG by MetLife, KPMG is not considered independent of MetLife and will not be permitted to serve as the independent registered public accounting firm for the Trust Portfolios after the MetLife Transaction. The Trust Board intends to select a successor accounting firm in the near future.

      OTHER SERVICES

      After the Reorganizations, shares of the Trust Portfolios will continue to be offered to the separate accounts of TL&A that originally held shares in the Portfolios.

      Subject to review by the Trust Board, the Trust Portfolios are expected, at the time of or shortly after the Reorganizations, to retain certain other service providers that would involve changes from those currently providing similar services to the Portfolios. Citicorp Trust Bank, fsb ("CTB"), a subsidiary of Citigroup, serves as the transfer agent and PFPC Inc. serves as sub-transfer agent for the Fund and Trust. With respect to the Portfolios that they manage, TAMIC and TIA have entered into sub-administration agreements with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup, under which SBFM performs pricing, bookkeeping, and other administrative services for the Portfolios, and similar sub-administration agreements will be entered into between TAMIC and TIA, as appropriate, and SBFM with respect to the Trust Portfolios. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 serves as the custodian for the Portfolios.

      The arrangements with the Citigroup affiliates CTB and SBFM are expected to be terminated at the time of or shortly after the Reorganizations and the MetLife Transaction, subject to review by MetLife and the Trust Board. In this regard, MetLife intends to propose to the Trust Board for its approval the replacement of such service providers with the service providers generally used by other MetLife investment companies. State Street serves as administrative agent for one such investment company, while MetLife serves as transfer agent to such companies. State Street serves as custodian for such companies, as it does for the Portfolios.

                         FEDERAL INCOME TAX CONSEQUENCES

      Consummation of the Reorganizations is subject to the condition that the Trust and the Fund receive an opinion of Sutherland Asbill & Brennan LLP, counsel to the Trust, to the effect that for federal income tax purposes:

            1. the transfer to each Trust Portfolio of all or substantially all of the assets of the corresponding Portfolio in exchange solely for shares of the Trust Portfolio and the assumption by the Trust Portfolio of all of the liabilities of the Portfolio, followed by the distribution of Trust Portfolio Shares to the holders of shares of the Portfolio in exchange for their shares of the Portfolio in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code (the "Code"), and each Trust Portfolio and Portfolio will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            2. no gain or loss will be recognized by a Portfolio upon the transfer of the Portfolio's assets to the corresponding Trust Portfolio solely in exchange for Trust Portfolio Shares and the assumption by the Trust Portfolio of liabilities of the corresponding Portfolio or upon the distribution of Trust Portfolio Shares to the stockholders of a Portfolio;

            3. a Trust Portfolio's basis in the assets received from a Portfolio will be the same as the Portfolio's basis in such assets immediately prior to the transfer;

            4. a Trust Portfolio's holding period for the transferred assets will include the period during which such assets were held by the corresponding Portfolio;

            5. no gain or loss will be recognized by a Trust Portfolio upon the receipt of the assets of a Portfolio in exchange for shares of the Trust Portfolio and the assumption by the Trust Portfolio of liabilities of a Portfolio;

            6. no gain or loss will be recognized by the stockholders of a Portfolio on the exchange of their shares of the Portfolio solely for shares of the corresponding Trust Portfolio;

            7. a Portfolio stockholder's basis in the Trust Portfolio shares received in a Reorganization will be the same as the adjusted basis of the shares of the Portfolio exchanged therefor;

            8. a Portfolio stockholder's holding period in the shares of a Trust Portfolio received in a Reorganization will include the stockholder's holding period for the shares of the Portfolio exchanged therefor, provided that such Portfolio shares were held as capital assets on the Closing Date;

            9. no gain or loss will be recognized by contract owners as a result of the Reorganizations; and

            10. for purposes of Section 381 of the Code, the Trust Portfolios will be treated as if there had been no Reorganization. Accordingly, the taxable years of the Portfolios will not end on the effective date of the Reorganization and the tax attributes of each Portfolio enumerated in Section 381(c) will be taken into account as if there had been no Reorganization. The part of the taxable year of a Portfolio before the Reorganization and the part of the taxable year of the corresponding Trust Portfolio after the Reorganization will constitute a single taxable year of such Trust Portfolio. Therefore, the Portfolios will not be required to file a federal income tax return or distribute information returns to their respective stockholders for any portion of such taxable year. Each Trust Portfolio will assume the corresponding Portfolio's taxpayer identification number and will not be required to file for a new identification number.

      Neither the Fund nor the Trust has sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Stockholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

                                 CAPITALIZATION

      No capitalization information is provided because the Trust Portfolios have not commenced operations, and will not do so unless and until the Reorganization with respect to that Trust Portfolio is consummated.

            COMPARISON OF ORGANIZATIONAL STRUCTURE OF FUND AND TRUST

      As noted above, some of the differences between the Portfolios and their corresponding Trust Portfolios relate to the different forms of organization of the Fund and the Trust. This section provides more detail on such differences.

      Each Portfolio is a separate investment portfolio of the Fund, which is an open-end management investment company incorporated in the State of Maryland on February 22, 1994. Each Trust Portfolio is a separate investment portfolio of the Trust, which is an open-end management investment company organized as a voluntary association commonly known as a Massachusetts business trust on October 11, 1991.

CHARTERS AND BY-LAWS

      The operations of the Trust Portfolios are governed by the Trust's Agreement and Declaration of Trust (the "Trust Instrument") and By-Laws (the "Trust By-Laws"), and applicable Massachusetts law. The operations of the Portfolios are governed by the Fund's Articles of Incorporation (the "Fund Charter"), the Fund's By-Laws (the "Fund By-Laws") and Maryland law. The operations of both the Trust and the Fund are subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws.

TRUSTEES OF THE TRUST AND DIRECTORS OF THE FUND

      Subject to the provisions of the Trust Instrument, the operations of the Trust Portfolios are supervised by the Trust Board. The responsibilities, powers and fiduciary duties of the Trust Board will be substantially the same as those of the directors of the Fund. Under Maryland law and the Fund By-Laws, a director of the Fund may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors. The provisions of the Trust Instrument permit the Trust Board to remove a trustee at any time by a written instrument signed by at least two-thirds of the trustees prior to such removal, specifying the effective date of removal. After the closing of the Reorganizations, no trustee of the Trust will also be a director of the Fund. R. Jay Gerken, a current trustee of the Trust who is also a director of the Fund, is expected to resign from the Trust Board as of such closing.

SERIES OF MASSACHUSETTS BUSINESS TRUSTS AND MARYLAND CORPORATIONS

      The Trust Instrument permits the Trust's Trustees to create one or more series of the Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. Each share of a series of a Massachusetts business trust, like each share of a series of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. The directors of the Fund have substantially similar rights under the Fund Charter, the Company By-Laws and Maryland law, except that they are required to specify a fixed number of shares authorized for issuance.

      The Trust has an unlimited number of authorized shares of beneficial interest, all without par value. The Fund has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. Each series of the Fund and Trust currently has only one class of shares, but may in the future issue multiple classes.

MASSACHUSETTS BUSINESS TRUST SHAREHOLDER LIABILITY AND MARYLAND CORPORATION STOCKHOLDER LIABILITY

      One area of difference between the two forms of organizations is the potential liability of holders of beneficial interests in a Massachusetts business trust (i.e., shareholders) and stockholders of a Maryland corporation. Stockholders of a corporation generally may not be held to be personally liable for the obligations of a corporation such as the Fund. In contrast, under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Trust Instrument provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, and in light of the nature of the Trust's business, the Trust considers the risk of a shareholder's incurring financial loss on account of personal liability (i.e., loss in addition to the shareholder's investment in the Trust) to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance), and the Trust itself is unable to meet its obligations.

LIABILITY OF DIRECTORS IN MARYLAND AND TRUSTEES IN MASSACHUSETTS

In the event of any litigation against the directors of the Fund, Maryland law permits the Fund to indemnify a director or advance expenses unless it is established that the act or omission of the director giving rise to the litigation was committed in bad faith, was the result of active and deliberate dishonesty or the director actually received an improper personal benefit. In addition, the Fund Charter provides that the Fund shall indemnify its officers and directors to the maximum extent permitted by law , except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund Charter also provides that no director or officer shall be personally liable to the Fund or its stockholders for money damages, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

      Similarly, to protect the trustees of the Trust against liability, the Trust Instrument provides that: (1) the trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other trustee; and (2) the Trust shall indemnify each trustee against all liabilities and expenses incurred by reason of being or having been a trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such trustee's action was in the best interests of the Trust. Furthermore, the Trust Instrument provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

VOTING RIGHTS OF MARYLAND CORPORATION STOCKHOLDERS AND MASSACHUSETTS TRUST SHAREHOLDERS

      Neither Maryland corporations that are registered investment companies nor Massachusetts business trusts are required to hold stockholder or shareholder meetings annually. The Fund By-Laws, in a manner consistent with Maryland law, provide that a meeting of stockholders may be called by the Board or by the President, and shall be called by the Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting upon payment by such stockholders to the Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting. A written request by stockholders shall state the purpose or purposes of the proposed meeting.

      The Trust Instrument and the Trust By-Laws provide that the Trust Board may call meetings of shareholders from time to time for such purposes as may be prescribed by law, by the Trust Instrument, by the Trust By-Laws, or by the Trustees. The Trust Instrument also provides that special meetings of shareholders shall be called by the Trust Board upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. The Trust Instrument provides that the shareholders have the power to vote only with respect to: (1) the election or removal of trustees; (2) any investment adviser or subadviser, (3) certain amendments to the Trust Instrument, (4) the termination of the Trust to the extent and as provided therein, and (5) with respect to such additional matters relating to the Trust as may be required by law, the Trust Instrument or the Trust By-Laws or any registration of the Trust with the SEC or any state, or as the Trustees may consider desirable. The Fund Articles and Maryland law generally give stockholders substantially similar voting rights. Except when a larger vote is required by law, the Trust Instrument requires that holders of at least one-fourth of the total number of shares entitled to vote be present at a meeting of shareholders in person or by proxy to establish a quorum for the transaction of business at such meeting. The Fund Charter requires one-third of the holders of shares present, in person or by proxy, at the meeting to constitute a quorum.

RIGHT OF  INSPECTION

      Maryland law provides that persons who have been stockholders of record for six months or more and who own at least 5% of the shares of the Fund may inspect the books of account and stock ledger of the Fund. There is no similar provision under Massachusetts law, the Trust Instrument of the Trust By-Laws.

      The foregoing is only a summary of certain of the differences between the Fund, the Fund Charter, the Fund By-Laws and Maryland law on the one hand, and the Trust, the Trust Instrument, the Trust By-Laws and Massachusetts law on the other. It is not a complete list of differences. Stockholders of the Fund and owners should refer to the provisions of the Fund Charter, the Fund By-laws, Maryland law, the Trust Instrument, the Fund By-Laws and Massachusetts law directly for a more thorough comparison.

              ADDITIONAL INFORMATION ABOUT THE METLIFE TRANSACTION

      In connection with the MetLife Transaction, MetLife has agreed that it will satisfy certain conditions set forth in Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor, which allows an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met. One such provision provides that no "unfair burden" may be imposed upon the investment company as a result of such a change-in-control transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement, during the two-year period after the change in control, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

      None of MetLife, TIA or TAMIC have advised the Portfolios or the Board of any circumstance arising from the MetLife Transaction that might result in the imposition of an "unfair burden" on the Trust or the Trust Portfolios as a result of the MetLife Transaction. Moreover, MetLife has agreed that for a period of not less than two years after the consummation of the MetLife Transaction, it will refrain from imposing an "unfair burden" on the Trust or the Trust Portfolios in connection with the MetLife Transaction.

                SUMMARY OF INFORMATION ABOUT THE TRUST GENERALLY

PURCHASES AND REDEMPTIONS

      Shares in the Trust Portfolios are offered continuously, without any sales charge, at prices equal to the applicable Trust Portfolio's net asset value next determined after the Trust Portfolio's custodian receives payment. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the amount paid at the time of purchase. Payment for shares redeemed is normally wired or mailed either the same day as a redemption request in proper form is received, or on the next business day, but in any event within seven days after receipt of the request.

      The net asset value of a Trust Portfolio's shares is the value of its assets minus its liabilities, divided by the number of shares outstanding. Each Trust Portfolio calculates its net asset value every day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

      A Trust Portfolio's assets are valued primarily based on market value. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith in accordance with procedures adopted by the Trust Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      Each Trust Portfolio intends to make distributions of income and capital gains in order to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result of qualifying as a regulated investment company, a Trust Portfolio will not be subject to federal income tax to the extent that the Trust Portfolio distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in additional shares of the Trust Portfolio at net asset value without a sales charge.

ORGANIZATIONAL STRUCTURE

      In addition to the Trust Portfolios, the Trust currently consists of 23 other portfolios: Convertible Securities, Disciplined Mid Cap Stock, Equity Income, Federated High Yield, Federated Stock, Large Cap, Lazard International Stock, MFS Value, Merrill Lynch Large Cap Core, Pioneer Fund, Social Awareness Stock, Travelers Quality Bond, U.S. Government Securities, Zero Coupon Bond (Series 2005), MFS Mid Cap Growth, Aggressive Strategy, Moderate-Aggressive Strategy, Moderate Strategy, Moderate-Conservative Strategy, Conservative Strategy, Pioneer Mid Cap Value, Small Cap Growth, and Small Cap Value Portfolios. The Trust's prospectuses and statement of additional information include detailed descriptions of each of these portfolios. The Trust may add or subtract portfolios from time to time in the future.

                               VOTING INFORMATION

      TL&A is the record owner of all of the shares of each Portfolio. TL&A will vote each Portfolio's shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Contract owners and certain annuitants and/or beneficiaries have the right to instruct TL&A as to the number of shares (and fractional shares) attributable to their variable contract's value on the record date allocated to the separate account that holds shares of a Portfolio.

      TL&A will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) to those for which timely instructions are received. In other words, TL&A is entitled to vote shares for which no instructions are received, but will do so in the same proportion as shares for which instructions have been received from contract owners. TL&A will seek a sample of the units for which voting instructions may be provided that it reasonably considers to provide a fair representation of the views of contract owners on the proposals, although the specific proportion of the outstanding units that will be required will vary depending on the specific circumstances, and such proportion of contract owner units may be less than the one-third proportion that constitutes a quorum of Fund shareholders (as discussed below). If a Voting Instruction Form is received that does not provide any instructions, TL&A will consider its timely receipt as an instruction to vote in favor of the proposal.

      Contract owners may vote simply by enclosing the executed proxy card in the postage-paid envelope found within the proxy package.

      In certain circumstances, TL&A has the right to disregard voting instructions from certain owners. TL&A does not believe that these circumstances exist with respect to matters currently before stockholders and contract owners. Contract owners may revoke previously submitted voting instructions given to TL&A by notifying TL&A in writing at any time before 5:00 p.m. (Eastern time) on June 28, 2005 or by attending and voting in person at the Meetings. The expenses of soliciting voting instructions will be borne equally by Smith Barney Fund Management LLC and MetLife, and not by the Portfolios, the Fund, the Trust, the Trust Portfolios or contract owners. The solicitation will be made primarily by mail, but TL&A and its affiliates may make telephone, electronic, or oral communications to contract owners.

      The holders of one-third of the outstanding shares entitled to be cast of a Portfolio present in person or by proxy shall constitute a quorum at any Meeting. A stockholder vote may be taken with respect to a matter if a quorum is present and sufficient votes have been received for approval. As the record owner of all of the shares of each Portfolio, TL&A's presence at a Meeting will be sufficient to constitute a quorum.

      If a quorum is not present at a Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve a Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the Reorganization, will vote against any adjournments those instructions that are against the Reorganization, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Reorganization.

      Approval of the Reorganization Agreement as to a Portfolio requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Portfolio. Stockholders of record are entitled to one vote for each full share owned, with a fractional vote for each fractional share. The Reorganizations do not require the approval of the stockholders of the Trust Portfolios.

      The Board has fixed April 15, 2005 as the record date for determining stockholders entitled to receive notice of and to vote at the Meeting. To be counted, TL&A must receive an owner's properly executed Voting Instruction Form at the Fund's office by 5:00 p.m. Eastern time on June 28, 2005.

      The name and address of the persons who owned beneficially more than 5% of a Portfolio through any separate accounts of TL&A, the percentage of such ownership in the Portfolio, and the percentage of the corresponding Trust Portfolio that would be owned by such persons upon consummation of the Reorganizations based upon their holdings and the net asset values of the Portfolios and Trust Portfolio as of the record date are as follows:

                                              Percentage of Portfolio      Percentage of Trust Portfolio
Name and Address            Portfolio           Owned on Record Date        Ownership Upon Consummation
----------------            ---------         -----------------------      -----------------------------

      The Directors and officers of the Fund beneficially owned in the aggregate less than 1% of each Portfolio. As of the record date, TL&A owned of record 100% of the outstanding shares of each Portfolio.

                 ADDITIONAL INFORMATION ABOUT THE FUND AND TRUST

      Information about the Trust Portfolios is included in the Prospectuses dated _____, 2005, which are incorporated herein by reference and enclosed with this Combined Proxy Statement/Prospectus as Appendices B-1 though B-7. Additional information about the Trust Portfolios is included in the Trust's Statement of Additional Information ("SAI") dated ______, 2005. Information about the Portfolios is included in their Prospectuses dated February 28, 2005, and additional information about the Portfolios is included in the Fund's SAI dated February 28, 2005. The Trust's SAI, the Portfolios' prospectuses and the Fund's SAI have been filed with the SEC and are incorporated herein by reference. Copies of the Trust's SAI may be obtained without charge by calling 1-800-842-9368. Copies of the Portfolios' Prospectuses and the Fund's SAI may be obtained without charge by calling 1-800-842-8573. The Fund and Trust are subject to the requirements of the 1940 Act and, in accordance with such requirements, file reports and other information with the SEC under the 1940 Act and the Securities Exchange Act of 1934. These materials can be inspected and copied at the Public Reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained for a fee by written request to the Public Reference Branch, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, and are also available on the SEC's web site at http://www.sec.gov.

      The financial statements of the Portfolios contained in the Portfolios' annual report to stockholders for the fiscal year ended October 31, 2004 have been audited by KPMG LLP, independent registered public accounting firm for the Fund. These annual reports may be obtained without charge by calling 1-800-842-8573. Because the Trust Portfolios have not yet commenced operations, no shareholder reports for the Trust Portfolios are available. The Trust expects that annual reports to shareholders of the Trust Portfolios for the period ending December 31, 2005 will be available in late February, 2006.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the Board's intention that, except where contract owners' Instruction Forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

                                   LITIGATION

      Neither the Fund nor the Trust is involved in any litigation that is expected have any material adverse effect upon any Portfolio or Trust Portfolio. Beginning in June, 2004, certain class action lawsuits alleging violations of the federal securities laws were filed against a number of Citigroup affiliates and a most Citigroup-sponsored mutual funds (the "Defendant Funds"), including the Fund but not the Trust. The complaints in such lawsuits, which have since been consolidated into a single lawsuit, alleged, among other things, that the Defendant Funds' distributor created various undisclosed incentives for its brokers to sell the Defendant Funds, and that the Defendant Funds' advisers caused the funds to pay excessive brokerage commissions to the distributor for steering clients toward the Defendant Funds. While the lawsuit is in its early stages, to the extent the complaint purports to state causes of action against the Fund, Citigroup believes the Fund has significant defenses to such allegations. Furthermore, a Citigroup affiliate has agreed to purchase, at its own expense, insurance coverage that would cover, among other matters, any liability in connection with this lawsuit and any costs of defending against this lawsuit to which the Trust Portfolios could become subject as the successors to the Portfolios. The purchase of this insurance coverage is a condition to the closing of the Reorganizations.

                              STOCKHOLDER INQUIRIES

      Stockholder inquiries may be addressed to the Fund in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-842-8573.

                                      * * *

      Stockholders who do not expect to be present at the Meetings are requested to date and sign the enclosed Voting Instructions Forms and return them in the enclosed envelope. No postage is required if mailed in the United States.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of May 2005 between Travelers Series Fund, Inc., a Maryland corporation with its principal place of business at 125 Broad Street, New York, NY 10004 ("TSF"), on behalf of certain of its series listed on Exhibit A hereto (the "Acquired Funds"), and The Travelers Series Trust, a Massachusetts business trust with its principal place of business at One Cityplace, Hartford, Connecticut 06103 ("TST"), on behalf of certain of its series listed on Exhibit A hereto (the "Acquiring Funds," and together with the Acquired Funds, the "Funds"), and, solely for purposes of Section 10.2 below, MetLife, Inc. and, solely for purposes of Sections 8.6 and 10.2 below, Smith Barney Fund Management LLC.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to each of the Acquired Funds and the Acquiring Funds, with which the Acquired Funds will reorganize, as provided herein. The reorganization will consist of: (1) the transfer of substantially all of an Acquired Fund's assets to TST, on behalf of a corresponding Acquiring Fund, in exchange solely for shares of beneficial interest (no par value) of the corresponding Acquiring Fund (the "Acquiring Fund Shares"); (2) the assumption by TST, on behalf of the Acquiring Fund, of all of the corresponding Acquired Fund's liabilities; and (3) the distribution of the Acquiring Fund Shares to the shareholders of the corresponding Acquired Fund in complete liquidation of such Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, TSF, on behalf of each of the Acquired Funds, agrees to transfer to the Acquiring Fund set forth opposite the Acquired Fund on Exhibit A hereto (each such pair of corresponding Acquiring Fund and Acquired Fund, a "Transaction Party" to the other) substantially all of an Acquired Fund's assets as set forth in Section 1.2, and TST, on behalf of each Acquiring Fund, agrees in exchange therefor:

            (i) to issue and deliver to each Acquired Fund the number of full and fractional Acquiring Fund Shares of its Transaction Party determined by dividing the net value of the assets of the Acquired Fund (such net value computed as set forth in Section 2.1 hereof and referred to as the "Acquired Fund Value") by the net asset value of one share ("NAV") of its Transaction Party (computed as set forth in Section 2.2); and

            (ii) to assume all of the liabilities of its Acquired Fund Transaction Party, as set forth in Section 1.3.

Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

      1.2. The assets of an Acquired Fund to be acquired by its Transaction Party (collectively, "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 1.4 hereof and the Acquired Fund's rights under this Agreement.

      1.3. Each Acquiring Fund shall assume all liabilities of its Transaction Party, whether accrued or contingent, existing at the Valuation Time as defined in Section 2.1. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

      1.4. On or as soon as practicable prior to the Closing Date, each Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.5. Immediately after the transfer of its assets provided for in Section 1.1, each Acquired Fund will distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time as defined in
Section 2.1, on a pro rata basis, the Acquiring Fund Shares of its Transaction Party received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of its Transaction Party on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the shares of capital stock of the Acquired Fund ("Acquired Fund Shares") owned by such shareholders as of the Valuation Time. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Funds will not issue certificates representing Acquiring Fund Shares in connection with such exchange. TSF's charter will be amended to effectuate further the cancellation of the issued and outstanding shares of each Acquired Fund.

      1.6. Ownership of Acquiring Fund Shares will be shown on each Acquiring Fund's books. Shares of each Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

      1.7. Any reporting responsibility of an Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund, or TSF on behalf of such Acquired Fund.

      1.8. All books and records of the Acquired Funds, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to TST from and after the Closing Date and shall be turned over to TST as soon as practicable following the Closing Date.

2.    VALUATION

      2.1. The value of the Assets and liabilities of an Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund's then-current prospectus and statement of additional information. An Acquired Fund Value shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the liabilities of the Acquired Fund as determined as provided herein.

      2.2. The net asset value of Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information.

      2.3. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees or Directors, as the case may be.

3.    CLOSING AND CLOSING DATE

      3.1. The Reorganization Closing contemplated by this Agreement shall be June 30, 2005, or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of TST, One Cityplace, Hartford, Connecticut 06103, or at such other place and time as the parties may agree.

      3.2. TSF shall furnish to TST a statement of each Acquired Fund's net assets, together with a list of portfolio holdings with values as determined in
Section 2.1, all as of the Valuation Time, certified by TSF's President (or any Vice President) and Treasurer (or any Assistant Treasurer).

      3.3. TSF shall deliver at the Closing a certificate of an authorized officer of TSF certifying that TSF has instructed State Street Bank and Trust Company ("State Street"), custodian for the Acquired Funds, to deliver the Assets of each Acquired Fund to the account State Street maintains as custodian for each Acquired Fund's Transaction Party, prior to or on the Closing Date. The portfolio securities of the Acquired Funds represented by a certificate or other written instrument shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of its Transaction Party duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Funds' securities and instruments deposited with a securities depository, as defined in Rules 17f-4, or a futures commission merchant, as defined in Rule 17f-6, each under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and State Street. The cash to be transferred by each Acquired Fund shall be transferred and delivered by the Fund as of the Closing Date for the account of its Transaction Party.

      3.4. TSF shall instruct Citicorp Trust Bank, fsb ("CTB"), the transfer agent of the Acquired Funds to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. TST shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to each Acquired Fund or provide evidence satisfactory to TSF that such Acquiring Fund Shares have been credited to the accounts of the Acquiring Fund's Transaction Party on the books of the Acquiring Fund.

      3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of an Acquiring Fund or an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of an appropriate officer of TST or TSF, accurate appraisal of the value of the net assets of that Acquiring Fund or Acquired Fund is impracticable, the Closing Date as to that Fund and its Transaction Party shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as the parties mutually agree.

      3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. TSF, on behalf of itself and the Acquired Funds, represents and warrants to TST and the Acquiring Funds as follows:

            (a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland with corporate power under its Charter to own all of its properties and assets and to carry on its business as it is now being conducted. Each Acquired Fund has been duly established as a series of TSF.

            (b) TSF is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TSF, on behalf of the Acquired Funds, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws.

            (d) Each Acquired Fund is not, and the execution, delivery and performance of this Agreement by TSF on behalf of the Acquired Funds will not result, in violation of Maryland law or of TSF's Charter or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TSF or any of the Acquired Funds is a party or by which any of those entities is bound, nor will the execution, delivery and performance of this Agreement by TSF on behalf of an Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which an Acquired Fund is a party or by which it is bound.

            (e) To TSF's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against an Acquired Fund or any properties or assets held by it. TSF knows of no facts that might form the basis for the institution of such proceedings or that would materially and adversely affect its business, or the business of an Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or an Acquired Fund's business or its or an Acquired Fund's ability to consummate the transactions herein contemplated.

            (f) The financial statements of the Acquired Funds at and for the fiscal year ended October 31, 2004 were audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. All of such statements (copies of which have been furnished to TST) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Funds as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquired Funds required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

            (g) Since October 31, 2004, there has not been any material adverse change in an Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by TST on behalf of the Acquired Fund's Transaction Party. For purposes of this subsection (g), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

            (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of an Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of TSF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

            (i) For each taxable year of its operation (including the tax year ending on the Closing Date), each Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, each Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date. The authorized capital of TSF consists of 6,000,000,000 shares with a par value of $.00001 per share, all of which is designated as common stock, and of one class, divided into 16 series.

            (j) Each Acquired Fund has maintained its assets such that, at the close of each calendar quarter (or within 30 days thereafter), each Acquired Fund was "adequately diversified" within the meaning of Section 817(h) of the Code and Treasury Regulation 1.817-5.

            (k) All issued and outstanding Acquired Fund Shares (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (3) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent, as provided in Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

            (l) At the Closing Date, TSF, on behalf of the Acquired Funds, will have good and marketable title to each Acquired Fund's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which TST, on behalf of the Acquired Fund's Transaction Party, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, such Transaction Party will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Transaction Party has received notice and necessary documentation at or prior to the Closing.

            (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the TSF, and, subject to the approval of the shareholders of the respective Acquired Funds, this Agreement constitutes a valid and binding obligation of TSF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

            (n) The information to be furnished by TSF for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

            (o) The current prospectuses and statement of additional information of the Acquired Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (p) The combined proxy statement of the Acquired Funds to be included in the Registration Statement referred to in Section 5.6 (the "Proxy Statement"), insofar as it relates to the Acquired Funds, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by TST for use therein.

      4.2. TST, on behalf of itself and the Acquiring Funds, represents and warrants to TSF and the Acquired Funds as follows:

            (a) TST is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. Each Acquiring Fund has been duly established as a series of TST.

            (b) TST is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

            (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TST, on behalf of the Acquiring Funds, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

            (d) Each Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the TST on behalf of the Acquiring Funds will not result, in violation of Massachusetts law or of TST's Agreement and Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TST or any of the Acquiring Funds is a party or by which any of those entities is bound, nor will the execution, delivery and performance of this Agreement by TST on behalf of an Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which an Acquiring Fund is a party or by which it is bound.

            (e) To TST's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against an Acquiring Fund or any properties or assets held by it. TST knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of an Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or an Acquiring Fund's business or its or an Acquiring Fund's ability to consummate the transactions herein contemplated.

            (f) At the date hereof and at the Closing Date, all federal and other tax returns and reports of an Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of TST's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

            (g) All issued and outstanding Acquiring Fund Shares (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Acquired Funds for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

            (h) At the Closing Date, TST, on behalf of the Acquiring Funds, will have good and marketable title to each Acquiring Fund's Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which TSF, on behalf of the Acquiring Fund's Transaction Party, has received notice at or prior to the Closing.

            (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of TST, and this Agreement constitutes a valid and binding obligation of TST, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

            (j) The information to be furnished by TST for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

            (k) The current prospectuses and statement of additional information of the Acquiring Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

            (l) The Proxy Statement, insofar as it relates to the Acquiring Funds, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by TSF for use therein.

5.    COVENANTS

      5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

      5.2. Upon reasonable notice, TST's officers and agents shall have reasonable access to an Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

      5.3. TSF and each of the Acquired Funds covenant to call a meeting of the shareholders of the Acquired Funds to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2005 (or such other date as the parties may agree to in writing).

      5.4. TSF and each Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. TST will file a Registration Statement on Form N-14 (the "Registration Statement") under the 1933 Act, and TSF will file the Proxy Statement contained therein, in connection with the meeting of shareholders of the Acquired Funds to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. TSF and the Acquired Funds will provide TST with information relating to TSF and the Acquired Funds that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

      5.7. Each of TSF and the Acquired Funds covenants that it will, from time to time, as and when reasonably requested by TST, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as TST may reasonably deem necessary or desirable in order to vest in and confirm each Acquiring Fund's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

      5.8. Each of TST and the Acquiring Funds covenants that it will, from time to time, as and when reasonably requested by TSF, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as TSF may reasonably deem necessary or desirable in order to (i) vest and confirm TSF's title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Funds pursuant to this Agreement and (ii) assume the assumed liabilities of the Acquired Funds.

      5.9. TSF, TST and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Funds, to continue their operations after the Closing Date.

      5.10. As soon as reasonably practicable after the Closing, each Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.11. Each of the Acquiring Funds and the Acquired Funds shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF TSF

      The obligations of TSF and the Acquired Funds to consummate the transactions provided for herein shall be subject, at TSF's election, to the performance by TST and the Acquiring Funds of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of TST, on behalf of itself and the Acquiring Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against TST or an Acquiring Fund, TSF or an Acquired Fund, or the advisers, trustees, directors or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to TSF or an Acquired Fund, or TST or an Acquiring Fund, that any of such persons reasonably believes might result in such litigation.

      6.2. TST shall have delivered to TSF on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TSF and dated as of the Closing Date, to the effect that the representations and warranties of TST and the Acquiring Funds made in this

Agreement are true and correct on and as of the Closing Date and as to such other matters as TSF shall reasonably request.

      6.3. TSF shall have received on the Closing Date an opinion of Sutherland Asbill & Brennan LLP in a form reasonably satisfactory to TSF, and dated as of the Closing Date, to the effect that:

            (a) TST is existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and each Acquiring Fund has been duly designated as a series of TST;

            (b) TST, with respect to the Acquiring Funds, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in TST's registration statement under the 1940 Act;

            (c) the Agreement has been duly authorized, executed and delivered by TST, and constitutes a valid and legally binding obligation of TST, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

            (d) the execution and delivery of the Agreement did not, and the transfer of an Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate TST's Agreement and Declaration of Trust or By-laws; and

            (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by TST under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the transfer of an Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of TSF, its Directors and its officers, and counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TSF may reasonably request.

      6.4. TST and the Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

      6.5. TST, on behalf of the Acquiring Funds, shall have executed and delivered an assumption agreement in form reasonably satisfactory to TSF pursuant to which TST, on behalf of the Acquiring Funds, will assume all of the liabilities of the Acquired Funds existing at the Valuation Time.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF TST

      The obligations of TST and the Acquiring Funds to consummate the transactions provided for herein shall be subject, at TST's election, to the performance by TSF and the Acquired Funds of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of TSF, on behalf of itself and the Acquired Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against TSF or the Acquired Funds, TST or the Acquiring Funds, or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement, and (ii) no facts known to TST or the Acquiring Funds, or TSF or the Acquired Funds, which any of such persons reasonably believes might result in such litigation.

      7.2. TSF shall have delivered to TST the statements of net assets described in Section 3.2.

      7.3. TSF shall have delivered to TST on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TST and dated as of the Closing Date, to the effect that the representations and warranties of TSF and the Acquired Funds made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as TST shall reasonably request.

      7.4. TST shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to TST, and dated as of the Closing Date, to the effect that:

            (a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland and each Acquired Fund is a duly authorized series of Common Stock under TSF's Charter;

            (b) TSF, with respect to the Acquired Funds, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in TSF's registration statement under the 1940 Act;

            (c) the Agreement has been duly authorized, executed and delivered by TSF, and constitutes a valid and legally binding obligation of TSF, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy;

            (d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate TSF's Charter or By-laws; and

            (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by TSF under the Federal laws of the United States or the laws of the State of Maryland for the transfer of an Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of TST, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TST may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of TST, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

      7.5. TSF and the Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to each Acquired Fund or each Acquiring Fund, such Fund's Transaction Party shall, at its option, not be required to consummate the Reorganization.

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of TSF's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TST and the Acquiring Funds or TSF and the Acquired Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or an Acquired Fund.

      8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The parties shall have received an opinion of Sutherland Asbill & Brennan LLP addressed to TSF, the Acquired Funds, TST and the Acquiring Funds substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the Acquiring Funds and the Acquired Funds will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) each Acquired Fund will not recognize any gain or loss as a result of such transaction; (iii) each Acquiring Fund will not recognize any gain or loss as a result of such transaction; (iv) each Acquired Fund's shareholders will not recognize any gain or loss on the distribution of Acquiring Fund Shares in exchange for their Acquired Fund Shares; (v) the aggregate tax-basis of shares of each Acquiring Fund received by a shareholder of the Acquired Funds will be the same as the aggregate tax-basis of such shareholder's Acquired Fund shares immediately prior to the Reorganization; (vi) the tax-basis of the Acquiring Funds in the assets of an Acquired Fund received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Acquired Fund immediately before such transaction; (vii) an Acquired Fund shareholder's holding period for Acquiring Fund shares will be determined by including the period for which such Acquired Fund shareholder held the Acquired Fund shares exchanged, provided that the shareholder held such shares in the Acquired Fund as a capital asset; (viii) an Acquiring Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by an Acquired Fund; (ix) no gain or loss will be recognized by contract owners as a result of the Reorganization; and (x) for purposes of Section 381 of the Code, the Acquiring Funds will be treated as if there had been no reorganization. Accordingly, the taxable years of the Acquired Funds will not end on the effective date of the Reorganization and the tax attributes of each Portfolio enumerated in Section 381(c) will be taken into account as if there had been no reorganization. The part of the taxable year of an Acquired Fund before the Reorganization and the part of the taxable year of the corresponding Acquiring Fund after the Reorganization will constitute a single taxable year of such Acquiring Fund. Therefore, the Acquired Funds will not be required to file a federal income tax return or distribute information returns to their respective shareholders for any portion of such taxable year. Each Acquiring Fund will assume the corresponding Acquired Fund's taxpayer identification number and will not be required to file for a new identification number. The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

      8.6. Smith Barney Fund Management LLC shall have purchased, at its own expense, on behalf of TSF, the Acquired Funds, TST, and the Acquiring Funds an insurance policy that covers, among other matters, liabilities to which such entities may be subject relating to a pending class action lawsuit in which TSF has been named as a defendant alleging, among other matters, certain fraudulent and/or undisclosed practices in connection with the compensation paid to persons selling shares of the Acquired Funds.

      8.7 The sale of Travelers Life & Annuity, including the sale of the investment advisers for the Acquired Funds and the Acquiring Funds, by Citigroup Inc. to MetLife, Inc. shall have been consummated, or shall be expected to be consummated on the Closing Date.

9.    INDEMNIFICATION

      9.1. TST agrees to indemnify and hold harmless TSF, its Directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TST or an Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. TSF agrees to indemnify and hold harmless TST, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TSF or an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.   FEES AND EXPENSES

      10.1. TST and TSF each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      10.2. Expenses of the Reorganization will be borne by MetLife, Inc. and Smith Barney Fund Management LLC.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2 Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

      The covenants to be performed after the Closing and the obligations of each of TSF, on behalf of each Acquired Fund, and TST, on behalf of each Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Funds) by (i) mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before _________, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors, trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of TSF and TST; provided, however, that following the meeting of shareholders of an Acquired Fund called by TSF pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.   NOTICES

      Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to TST, attn. Kathleen A. McGah, Esq., Law Department, One Cityplace, Hartford, Connecticut 06103, with a copy to Stephen E. Roth, Esq., Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue N.W., Washington, DC 20004, or to TSF, attn. Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902, with a copy to Burton M. Leibert, Esq. and Dianne E. O'Donnell, Esq., Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or to any other address that TST or TSF shall have last designated by notice to the other party.

15.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIABILITY

      15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this Section is intended to limit the rights of shareholders of TSF to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

      15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

      15.5. TST is a business trust organized under Massachusetts law and under an Agreement and Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of TST entered into in the name or on behalf of TST by any of its trustees, officers, employees or agents are not made individually, but in such capacities, that TST's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquiring Funds and not any trustee, officer, employee, agent or shareholder individually, and that any liability of TST under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Funds.

      15.6 No Acquiring Fund shall be liable for claims against any other Acquiring Fund, and no Acquired Fund shall be liable for claims against any other Acquired Fund. The parties specifically acknowledge and agree that any liability of TST or TSF under this Agreement with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular Fund and that no other portfolio of the party of which the Fund is a portfolio shall be liable with respect thereto.

                               [Signatures follow]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                         The Travelers Series Trust

/s/ Kathleen A. McGah                           By: /s/  R. Jay Gerken
-----------------------------                       ---------------------------
    Secretary                                       Name:  R. Jay Gerken
                                                    Title: President

Attest:                                         Travelers Series Fund Inc

/s/ Robert I. Frenkel                           By: /s/ R. Jay Gerken
-----------------------------                       ----------------------------
    Secretary                                       Name:  R. Jay Gerken
                                                    Title: President

Solely for purposes of Section 10.2:

MetLife, Inc.

By: /s/
    ------------------------
    Name:
    Title:

Solely for purposes of Sections 8.6 and 10.2:

Smith Barney Fund Management LLC

By: /s/
    ------------------------
    Name:
    Title:

                                    EXHIBIT B

                Acquired Funds and Respective Transaction Parties

Acquired (TSF) Funds                        Acquiring (TST) Funds

Strategic Equity Portfolio                  Strategic Equity Portfolio

AIM Capital Appreciation Portfolio          AIM Capital Appreciation Portfolio

Van Kampen Enterprise Portfolio             Van Kampen Enterprise Portfolio

MFS Total Return Portfolio                  MFS Total Return Portfolio

Salomon Brothers Strategic Total            Salomon Brothers Strategic Total
  Return Bond Bond Portfolio                  Return Portfolio

Travelers Managed Income Portfolio          Travelers Managed Income Portfolio

Pioneer Strategic Income Portfolio          Pioneer Strategic Income Portfolio

                                                                    Appendix B-1

The Travelers Series Trust

Prospectus

May 21, 2005

STRATEGIC EQUITY PORTFOLIO

   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

The Travelers Series Trust (the "Company") consists of 29 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 29 funds offers different levels of potential return and involves different levels of risk.

                                                                      Page
                                                                      ----
Investments, Risks and Performance                                      2
More on the Fund's Investments and Related Risks                        5
Management                                                              8
Share Transactions                                                      9
Share Price                                                            11
Dividends, Distributions and Taxes                                     12
Financial Highlights                                                   13

Investments, Risks and Performance

Strategic Equity Portfolio

Investment objective

Capital appreciation

Principal investment strategies

Key investments Fidelity Management & Research Company (FMR), the fund's subadviser, normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

Selection process

FMR is not constrained to any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Principal risks of investing in the fund

While investing in growth and value securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o    Stock markets decline.
o    Value and/or growth stocks are temporarily out of favor.
o An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.
o The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
o    Key economic trends become materially unfavorable.
o Changes in economic conditions that lead to lower quality securities to have a weakened capacity to make principal and interest payments.

The fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Shareholder Notice:

The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of its assets in equity securities.

Fund Performance
The performance shown in the bar chart, quarterly returns and risk return table below is the fund's predecessor fund, Strategic Equity Portfolio, a series of Travelers Series Fund ("Predecessor Fund"). The fund has entered into an Agreement and Plan of Reorganization ("Reorganization"), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses. On September 15, 2003, FMR succeeded Alliance Capital Management L.P. ("Alliance") as subadviser to the fund.

Quarterly returns: Highest: 31.22% in 4th quarter 1998; Lowest: -21.34% in 3rd quarter 2001
Risk return bar chart

                                  [BAR CHART]

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

Risk Return Table
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)

                 Inception Date     1 year   Five years   Ten years   Since inception
Fund                 6/16/94         10.23%     (7.22)%     10.21%       10.08%
S&P 500 Index                        10.87%     (2.30)%     12.07%         n/a

Comparative performance
This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly from your investment)
Maximum sales charge on purchases                                           N/A
Maximum deferred sales charge on redemptions                                N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
      Management fees                                                      0.80%
      Distribution and service (12b-1) fees                                None
      Other expenses                                                       0.05%
      Total annual fund operating expenses                                 0.85%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund. These fees and expenses do not reflect any of the fees and expenses incurred from investing through a Separate Account. If such fees were included, your costs would be higher.

Example

Number of years you owned your shares       1 year     3 years     5 years     10 years
Your costs would be                          $87         $271        $471        $1049

   The example assumes:

          o You invest $10,000 for the period shown
          o You reinvest all distributions and dividends without a sales charge
          o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
          o Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and
          o Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
          o Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

The section entitled "Investments, Risks and Performance" describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain investment management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Although the fund invests primarily in U.S. equity securities, it may also invest in foreign securities.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Fixed income investments

Subject to its particular investment policies, the fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

Investment grade securities

Securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o  They have received a comparable short-term or other rating.
o They are unrated securities that the subadviser believes are of comparable quality to investment grade securities.

High yield, lower quality securities (junk bonds)

The fund may invest in fixed income securities that are high yield, lower quality securities (junk bonds) rated by a rating organization below its top four long term rating categories or unrated securities determined by the subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

The fund may invest in these securities primarily for their capital appreciation potential.

Foreign investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issues, and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

The Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o  As a substitute for buying or selling securities
o  To enhance the fund's return
o  As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Defensive investing

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the Statement of Additional Information ("SAI").

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The manager

Travelers Investment Adviser Inc. ("TIA" or the "manager") is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.

TIA is a wholly owned subsidiary of Plaza LLC ("Plaza"), which is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"). TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.77 billion as of December 31, 2004.

On January 31, 2005, Citigroup announced that it had reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TIA, the fund's investment adviser and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, TIA does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fees TIA receives from the fund for its services are as follows:

                              Actual management fee
                              paid for the fiscal year
                              ended October 31, 2004             Contractual management
                              (as a percentage of the            fee paid (as a percentage
                              fund's average daily net           of the fund's average
Fund                          assets)                            daily net assets)
------------------------------------------------------------------------------------------
Strategic Equity
  Portfolio (formerly
  Alliance Growth
  Portfolio)                            0.80%                              0.80%

The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of the fund's portfolio manager.

Strategic Equity Portfolio    Adam Hetnarski (since              Vice President and Portfolio
                              September 15, 2003)                Manager, Fidelity Management
                              Fidelity Management                & Research Company. Mr.
                              & Research Company                 Hetnarski joined Fidelity
                              82 Devonshire Street               Management & Research
                              Boston, MA 02109                   Company in 1991. Since
                                                                 joining Fidelity Management &
                                                                 Research Company, he has
                                                                 worked as a research analyst
                                                                 and portfolio manager.

Under an exemptive order from the Securities and Exchange Commission, the manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadvisor on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadvisor. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

Fidelity Management & Research Company ("FMR Co."), located at 82 Devonshire Street, Boston, Massachusetts 02109, acts as the subadviser for the fund. As of December 31, 2004, FMR Co. had approximately $932.8 billion in total assets under management.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. The Fund does not knowingly accommodate such frequent purchases and sales of Fund shares, and, to the Fund's knowledge there are no arrangements currently in place to allow or permit any contract owner to engage in trading beyond what is allowed under the applicable variable annuity or variable life insurance contract.

However, the Fund's shares are offered exclusively to separate accounts of insurance companies ("Company"), and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur, which may result in the adverse consequences to contract owners described above. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

Share Price

The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Financial Highlights

Subject to the approval of the Predecessor Fund's shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund's financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all period shown.


For a share of capital stock outstanding throughout each year ended October 31.

                                       2004            2003        2002         2001          2000
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year   $   15.16      $   12.59    $   16.67    $   28.63    $   28.35
----------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)           0.14          (0.03)        0.04         0.07         0.05
   Net realized and unrealized gain
      (loss)                              1.14           2.62        (4.05)       (8.60)        2.66
----------------------------------------------------------------------------------------------------
Total income (loss) from operations       1.28           2.59        (4.01)       (8.53)        2.71
----------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                    --          (0.02)       (0.07)       (0.05)       (0.03)
   Net realized gains                       --             --           --        (3.38)       (2.40)
----------------------------------------------------------------------------------------------------
Total distributions                         --          (0.02)       (0.07)       (3.43)       (2.43)
----------------------------------------------------------------------------------------------------
Net asset value, end of year         $   16.44      $   15.16    $   12.59    $   16.67    $   28.63
----------------------------------------------------------------------------------------------------
Total return(1)                           8.44%         20.57%      (24.05)%     (32.05)%       9.27%
----------------------------------------------------------------------------------------------------
Net assets, end of year (millions)   $     508      $     550    $     516    $     845    $   1,370
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                               0.85%(2)       0.84%        0.83%        0.82%        0.81%
   Net investment income (loss)           0.81          (0.20)        0.19         0.31         0.17
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                    213%           167%         100%          46%          47%
----------------------------------------------------------------------------------------------------

(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower.
(2) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.

The Travelers Series Trust

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-9368 or writing to The Travelers Series Trust, One Cityplace, Hartford, CT 06103. As of the date of this Prospectus, the Fund's SAI and shareholder reports are not available on the Fund's website, because the Fund has not yet commenced operations. In the future, the Fund may make its SAI and shareholder reports available on its website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                           Strategic Equity Portfolio

(Investment Company Act file no. 811-6465)

                                                                    Appendix B-2

The Travelers Series Trust

Prospectus

May 21, 2005

AIM CAPITAL APPRECIATION PORTFOLIO

   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

The Travelers Series Trust ("the Company") consists of 29 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those Funds. Each of the 29 funds offers different levels of potential return and involves different levels of risk.

                                                    Page
                                                    ----
Investments, Risks and Performance                     2
More on the Fund's Investments and Related Risks       5
Management                                             8
Share Transactions                                    10
Share Price                                           11
Dividends, Distributions and Taxes                    12
Financial Highlights                                  13

Investments, Risks and Performance

AIM Capital Appreciation Portfolio

Investment objective

Capital appreciation.

Principal investment strategies

Key investments The fund invests principally in common stocks of companies the subadviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

     Selection process

     The subadviser emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The subadviser seeks to identify companies having a consistent record of long-term, above-average growth in earnings, as well as companies that are only beginning to experience significant and sustainable earnings growth. The subadviser will invest without regard to market capitalization.

     In selecting individual companies for investment, the subadviser looks for the following:

o New or innovative products, services or processes that should enhance future earnings
o    Increasing market share
o    Experienced and effective management
o    Competitive advantages

     The subadviser then considers whether to sell a particular security when it no longer meets these criteria.

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes the fund may also hold a portion of its assets in cash or cash equivalents, including shares of money market funds.

Principal risks of investing in the fund

While investing in smaller growth securities can bring added benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o    The U.S. stock market declines.
o An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
o The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
o    Key economic trends become materially unfavorable.

The fund may invest in relatively new or unseasoned companies that are in their early stages of development. Smaller, unseasoned companies present greater risks than securities of larger, more established companies because:

o They may be dependent on a small number of products or services for their revenues
o They may lack substantial capital reserves to make needed capital investments or absorb losses
o    They may have less experienced management
o    Their securities may be less widely traded, less liquid and more volatile
o Recession or adverse economic trends are more likely to sharply and negatively affect their earnings and financial condition
o Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and potential lack of strict financial and accounting controls and standards.

The fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Fund Performance
The performance shown in the bar chart, quarterly returns, and risk return table shown below is for the fund's predecessor fund, AIM Capital Appreciation Portfolio, a series of Travelers Series Fund ("Predecessor Fund"). The fund has entered into an Agreement and Plan of Reorganization ("Reorganization"), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns: Highest: 35.92% in 4th quarter 1999; Lowest: -23.04% in 3rd quarter 2001 Risk return bar chart

                                  [BAR CHART]

Total Return

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

Risk Return Table
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)

                                 Inception Date       1 year      Five years    Since inception
Fund                                10/10/95           6.50%        (6.46)%          4.40%
S&P 500 Index                                         10.81%        (2.30)%         17.01%*
Lipper Variable Multi-Cap
   Growth Fund Average                                10.40%        (7.07)%          8.15%**

 * Index comparison begins on 10/10/95.
** Index comparison begins on 10/31/95 since index comparison is not available from the fund's inception date.

Comparative performance
This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lipper Variable Multi-Cap Growth Fund Average, an average of the performance of the 110 largest multi-cap growth mutual funds tracked by Lipper Inc., an independent mutual-fund performance monitor, and the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks. Figures for the Indices include reinvestment of dividends. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases                                                N/A
Maximum deferred sales charge on redemptions                                     N/A
Annual fund operating expenses (paid by the Fund as a % of net assets)
         Management fees                                                        0.80%
         Distribution and service (12b-1) fees                                   None
         Other expenses                                                         0.05%
         Total annual fund operating expenses                                   0.85%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund. These fees and expenses do not reflect any of the fees and expenses incurred from investing through a Separate Account. It such fees were included, your costs would be higher.

  Example

Number of years you owned your shares       1 year       3 years       5 years       10 years
Your costs would be                         $   87       $   271       $   471       $  1,049

   The example assumes:
                    o    You invest $10,000 for the period shown
                    o You reinvest all distributions and dividends without a sales charge
                    o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                    o Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
                    o    Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

The section entitled "Investments, Risks and Performance" describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain investment management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

The fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Fixed income investments

The fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.
Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

Investment grade securities

Securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    They have received a comparable short-term or other rating.
o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

Foreign investments

The fund may invest up to 20% of its total assets in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, more limited availability of accurate information about foreign issuers and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

The Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits, however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

Special Situations

The fund may invest in "special situations." A special situation arises when, in the opinion of management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Derivatives and hedging techniques

The fund may use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o    As a substitute for buying or selling securities
o    To enhance the fund's return
o    As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the Statement of Additional Information ("SAI").

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The Manager

Travelers Investment Adviser Inc. ("TIA" or the "manager") is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.

TIA is a wholly owned subsidiary of Plaza LLC ("Plaza"), which is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup") TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.77 billion as of December 31, 2004.

On January 31, 2005, Citigroup announced that it had reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TIA, the fund's investment adviser and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, TIA does not obtain or use inside information acquired by any division, department of affiliate or Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fees TIA receives for its services are as follows:

                                  Actual management fee
                                  paid for the fiscal year                Contractual management
                                  ended October 31, 2004                  fee paid
                                  (as a percentage                        (as a percentage
                                  of the fund's                           of the fund's
Fund                              average daily net assets)               aoverage daily net assets)
---------------------------------------------------------------------------------------------------
AIM Capital Appreciation
   Portfolio                               0.80%                                     0.80%
---------------------------------------------------------------------------------------------------

The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.

Fund                              Portfolio Manager                       Business Experience
AIM Capital Appreciation          Kenneth A. Zschappel (since             Senior Portfolio Manager (lead
Portfolio                         inception)                              manager), A I M Capital
                                  A I M Capital Management, Inc.          Management, Inc.
                                  11 Greenway Plaza
                                  Suite 100
                                  Houston, TX 77046
                                  Robert J. Lloyd (since May 1, 2003)     Portfolio Manager, A I M
                                  A I M Capital Management, Inc.          Capital; trader for American
                                                                          Electric Power from 1995 to
                                                                          2001.
                                  Christian A. Costanzo                   Senior Portfolio Manager, A I M
                                  (since May 1, 2003)                     Capital Management, Inc.
                                  A I M Capital Management, Inc.
                                  Bryan A. Unterhalter (since 2003)       Senior Portfolio Manager, A I M
                                  A I M Capital Management, Inc.          Capital Management, Inc.
---------------------------------------------------------------------------------------------------------

As the lead manager, Mr. Zschappel generally has final authority over all aspects of the Portfolio's investments, construction techniques, risk assessment, and the degree to which Mr. Zschappel may perform these functions, and the nature of these functions, may change from time to time.

They are assisted by AIM's Multi Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund, but do no have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

Under an exemptive order from the Securities and Exchange Commission, the manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadvisor on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadvisor. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

A I M Capital Management, Inc. ("AIM Capital") is a wholly owned subsidiary of A I M Advisors, Inc., a registered investment adviser. AIM Capital and A I M Advisors, Inc. manage approximately $138 billion in assets as of December 31, 2004.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. The Fund does not knowingly accommodate such frequent purchases and sales, and, to the Fund's knowledge there are no arrangements currently in place to allow or permit any contract owner to engage in trading beyond what is allowed under the applicable variable annuity or variable life insurance contract.

However, the Fund's shares are offered exclusively to separate accounts of insurance companies ("Company"), and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur which may result in the adverse consequences to contract owners described above. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

Share Price

The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Financial Highlights

Subject to the approval of the Predecessor Fund's shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund's financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

For a share of capital stock outstanding throughout each year ended October 31.

                                                        AIM Capital Appreciation Portfolio
-------------------------------------------------------------------------------------------------------
                                           2004          2003         2002          2001          2000
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $  9.63      $  8.04      $   9.11      $  21.73      $ 16.30
-------------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment loss                      (0.02)       (0.02)        (0.03)        (0.02)       (0.07)
   Net realized and unrealized gain
      (loss)                                 0.37         1.61         (1.04)        (8.72)        6.03
-------------------------------------------------------------------------------------------------------
Total income (loss) from operations          0.35         1.59         (1.07)        (8.74)        5.96
-------------------------------------------------------------------------------------------------------
Less distributions from:
   Net realized gains                          --           --            --         (3.88)       (0.53)
-------------------------------------------------------------------------------------------------------
Total distributions                            --           --            --         (3.88)       (0.53)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year              $  9.98      $  9.63      $   8.04      $   9.11      $ 21.73
-------------------------------------------------------------------------------------------------------
Total return (1)                             3.63%       19.78%       (11.75)%      (43.36)%      36.53%
-------------------------------------------------------------------------------------------------------
Net assets, end of year (millions)        $   234      $   178      $    172      $    224      $   435
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                  0.85%(2)     0.85%         0.85%         0.83%        0.83%
   Net investment loss                      (0.18)       (0.25)        (0.28)        (0.20)       (0.35)
-------------------------------------------------------------------------------------------------------
   Portfolio turnover rate                     71%          49%           65%           77%          91%
-------------------------------------------------------------------------------------------------------

(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratios did not change due to these waivers.

The Travelers Series Trust

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-9368 or writing to The Travelers Series Trust, One Cityplace, Hartford, CT 06103. As of the date of this Prospectus, the Fund's SAI and shareholder reports are not available on the Fund's website, because the Fund has not yet commenced operations. In the future, the Fund may make its SAI and shareholder reports available on its website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the funds may not lawfully sell its shares.

                       AIM Capital Appreciation Portfolio

(Investment Company Act file no. 811-6465)

                                                                    Appendix B-3

The Travelers Series Trust

Prospectus

May 21, 2005

VAN KAMPEN ENTERPRISE PORTFOLIO

   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

The Travelers Series Trust consists of 29 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 29 funds offers different levels of potential return and involves different levels of risk.

                                                    Page
                                                    ----
Investments, Risks and Performance                   2
More on the Fund's Investments and Related Risks     5
Management                                           8
Share Transactions                                  10
Share Price                                         11
Dividends, Distributions and Taxes                  12
Financial Highlights                                13

Investments, Risks and Performance

Van Kampen Enterprise Portfolio

Investment objective

Capital appreciation by investing in a portfolio of securities consisting principally of common stocks.

Principal investment strategies

Key investments The fund invests primarily in common stocks of growth companies.

Additional investments For information on the fund's additional investments and related risks, please read pages 5-7.

               Selection process

               The subadviser seeks growth opportunities by investing in any market capitalization range. The subadviser emphasizes growth companies but may also invest in companies in cyclical industries during periods when their securities appear attractive to the subadviser for capital appreciation.

               The subadviser looks for companies with a combination of strong business fundamentals at an attractive valuation. These characteristics include:

     o    Established records of growth in sales
     o    Established records of growth in earnings
     o Entering a growth cycle with the expectation that the stock of the company will increase in value

               The subadviser may sell a security when it is advisable based on the following factors:

     o Change in economic or market factors in general or within a particular industry
     o Change in market trends or other factors affecting an individual security
     o Changes in the relative market performance or appreciation possibilities of an individual security
     o    Other circumstances relating to the desirability of a given investment

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o    The U.S. stock market declines.
o Large, small or medium capitalization companies fall out of favor with investors.
o An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock or industry.
o The subadviser's judgment about the attractiveness, value or potential appreciation of a particular stock or industry proves to be incorrect.
o    Key economic trends become materially unfavorable.

Compared to large capitalization companies, the securities of small and medium capitalization companies are more likely to:

o    Have more volatile share prices
o    Have more limited product lines
o    Have fewer capital resources
o    Have more limited management depth
o    Experience sharper swings in market prices
o    Be harder to sell at times and prices the manager believes appropriate
o    Offer greater potential for gains and losses

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

The fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Fund Performance
The performance shown in the bar chart, quarterly returns, and risk return table shown below is for the fund's predecessor fund, Van Kampen Enterprise Portfolio, a series of Travelers Series Fund ("Predecessor Fund"). The fund has entered into an Agreement and Plan of Reorganization ("Reorganization"), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns: Highest: 25.03% in 4th quarter 1998; Lowest: -21.73% in 1st quarter 2001
Risk return bar chart

                                   [BAR CHART]

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

     Risk Return Table
     This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)

                 Inception Date  1 year   Five years    Ten years   Since inception
Fund                  6/16/94     3.88%     (9.13)%        7.43%          n/a
Russell Index                     6.30%     (9.29)%        9.59%

Comparative
performance
This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Russell 1000 Growth Index ("Russell Index"). The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases                                         N/A
Maximum deferred sales charge on redemptions                              N/A
Annual fund operating expenses (paid by the Fund as a % of net assets)
     Management fees                                                     0.70%
     Distribution and service (12b-1) fees                               None
     Other expenses                                                      0.10%
     Total annual fund operating expenses                                0.80%
Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund. These fees and expenses do not reflect any of the fees and expenses incurred from investing through a Separate Account. If such fees were included, your costs would be higher.

Example

Number of years you owned your shares  1 year  3 years  5 years  10 years
Your costs would be                       $82     $255     $444      $990

     The example assumes:

          o    You invest $10,000 for the period shown
          o You reinvest all distributions and dividends without a sales charge
          o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
          o Your investment has a 5% return each year--the assumption of a 5% return is o required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
          o    Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

The section entitled "Investments, Risks and Performance" describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain investment management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

The fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Fixed income investments

The fund may, to a limited extent, invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating of investment grade. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

Investment grade securities

Securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    They have received a comparable short-term or other rating.
o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

Foreign and emerging market investments

The fund may invest up to 15% of its total assets in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability, and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability,lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o    As a substitute for buying or selling securities
o    To enhance the fund's return
o    As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the Statement of Additional Information ("SAI").

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The manager

Travelers Investment Adviser Inc. ("TIA" or the "manager") is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.

TIA is a wholly owned subsidiary of Plaza LLC ("Plaza"), which is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup") TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.77 billion as of December 31, 2004.

On January 31, 2005, Citigroup announced that it had reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TIA, the fund's investment adviser and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, TIA does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Fees TIA receives from the fund for its services are as follows:

                        Actual management fee
                        paid for the fiscal year    Contractual management
                        ended October 31, 2004      fee paid
                        (as a percentage            (as a percentage
                        of the fund's               of the fund's
Fund                    average daily net assets)   average daily net assets)
--------------------------------------------------------------------------------
Van Kampen Enterprise
   Portfolio                       0.70%                       0.70%

The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.

Van Kampen Enterprise Portfolio   Systematic Strategies Group of
                                  Van Kampen Asset
                                  Management
                                  Van Kampen Asset Management Inc.
                                  1 Parkview Plaza
                                  P.O. Box 5555
                                  Oakbrook Terrace, IL 60181-5555
                                  Sandip Bhagat (team leader)          Managing Director, Van
                                  (since 2004)                         Kampen Asset Management.
                                  Van Kampen Asset Management          Executive Director, Van
                                  Feng Chang (since 2004)              Kampen Asset Management.
                                  Van Kampen Asset Management          Executive Director, Van
                                  Kevin Jung (since 2004)              Kampen Asset Management.
                                  Van Kampen Asset Management          Executive Director,
                                  Leah Modigliani (since 2004)         Van Kampen Asset Management
                                  Van Kampen Asset Management          Executive Director, Van
                                  Hooman Yaghoobi (since 2004)         Kampen Asset Management
                                  Van Kampen Asset Management

Under an exemptive order from the Securities and Exchange Commission, the manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadvisor on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadvisor. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

Van Kampen Asset Management is a wholly owned subsidiary of Van Kampen Investments ("Van Kampen"). Van Kampen is a diversified asset management company. Van Kampen has more than $431 billion under management or supervision as of December 31, 2004.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. The Fund does not knowingly accommodate such frequent purchases and sales of Fund shares, and, to the Fund's knowledge there are no arrangements currently in place to allow or permit any contract owner to engage in trading beyond what is allowed under the applicable variable annuity or variable life insurance contract.

However, the Fund's shares are offered exclusively to separate accounts of insurance companies ("Company"), and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur, which may result in the adverse consequences to contract owners described above. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

Share Price

The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Financial Highlights

Subject to the approval of the Predecessor Fund's shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund's financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all period shown.


For a share of capital stock outstanding throughout each year ended October 31.

                                                              Van Kampen Enterprise Portfolio
---------------------------------------------------------------------------------------------------------
                                                    2004       2003     2002       2001            2000
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $ 11.03     $ 9.40   $ 11.81    $ 25.60         $25.52
--------------------------------------------------------------------------------------------------------
Income (loss) operations:                            0.03       0.01      0.05       0.03          (0.06)
   Net investment income (loss)
   Net realized and unrealized gain
      (loss)                                        (0.02)      1.67     (2.42)     (9.05)          3.87
--------------------------------------------------------------------------------------------------------
Total income (loss) from operations                  0.01       1.68     (2.37)     (9.02)          3.81
--------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                            (0.02)     (0.05)    (0.04)     (0.00)*        (0.00)*
   Net realized gains                                  --         --        --      (4.77)         (3.73)
--------------------------------------------------------------------------------------------------------
Total distributions                                 (0.02)     (0.05)    (0.04)     (4.77)         (3.73)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $ 11.02     $11.03   $  9.40    $ 11.81         $25.60
--------------------------------------------------------------------------------------------------------
Total return(1)                                      0.05%     17.93%   (20.07)%   (37.52)%        13.92%
--------------------------------------------------------------------------------------------------------
Net assets, end of year (millions)                $    79     $   97   $   100    $   165         $  331
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                          0.80%(2)   0.80%     0.76%      0.74%          0.72%
   Net investment income (loss)                      0.26       0.13      0.30       0.18          (0.22)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               157%       123%       87%       107%           117%
--------------------------------------------------------------------------------------------------------

(1) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower.
(2) The investment adviser waived a portion of its management fee for the year ended October 31, 2004.The actual expense ratio did not change due to these waivers.
*    Amount represents less than $0.01 per share.

The Travelers Series Trust

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-9368 or writing to The Travelers Series Trust, One Cityplace, Hartford, CT 06103. As of the date of this Prospectus, the Fund's SAI and shareholder reports are not available on the Fund's website, because the Fund has not yet commenced operations. In the future, the Fund may make its SAI and shareholder reports available on its website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                         Van Kampen Enterprise Portfolio

(Investment Company Act file no. 811-6465)

                                                                    Appendix B-4

The Travelers Series Trust

Prospectus

May 21, 2005

MFS TOTAL RETURN PORTFOLIO

     INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE
                                      VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

The Travelers Series Trust (the "Company") consists of 29 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 29 funds offers different levels of potential return and involves different levels of risk.

                                                   Page
                                                   ----
Investments, Risks and Performance                    2
More on the Fund's Investments and Related Risks      6
Management                                           10
Share Transactions                                   13
Share Price                                          14
Dividends, Distributions and Taxes                   15
Financial Highlights                                 16

Investments, Risks and Performance

MFS Total Return Portfolio

Investment objectives

Primary: Above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital.

Secondary: Growth of capital and growth of income.

Principal investment strategies

Key investments The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The fund's fixed income securities include corporate debt obligations of any maturity, Brady bonds, U.S. Government securities, mortgage-backed securities, zero-coupon bonds, deferred interest bonds and payment in kind bonds.

Credit quality: The fund's assets may consist of both investment grade and lower quality securities. The fund may invest up to 20% of the fund's assets in nonconvertible fixed income securities rated below investment grade or unrated securities of equivalent quality.

Additional investments For information on the fund's additional investments and related risks, please read pages 6-9.

     Selection process

     Under normal market conditions and depending on the subadviser's view of economic and money market conditions, fiscal and monetary policy and security values, the fund's assets will be allocated among fixed income and equity investments within the following ranges:

o    between 40% and 75% in equity securities
o    at least 25% in non-convertible fixed income securities

     Equity investments

     The subadviser uses a "bottom up" investment approach in selecting securities based on its fundamental analysis (such as an analysis of earnings, cash flows, dividends, competitive position and management's abilities) of an individual security's value. In selecting individual equity securities for investment, the subadviser seeks companies:

o that are undervalued in the market relative to their long-term potential because the market has overlooked them or because they are temporarily out of favor in the market due to market declines, poor economic conditions or adverse regulatory or other changes
o that generally have low price-to-book, price-to-sales and/or price-to-earnings ratios

o with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

          The subadviser also invests in convertible securities that generally provide a fixed income stream and an opportunity to participate in an increase in the market price of the underlying common stock.

          Fixed income investments

          The subadviser periodically assesses the three month outlook for inflation rate changes, economic growth and other fiscal measures and their effect on U.S. Treasury interest rates. Using that assessment, the subadviser determines a probable difference between total returns on U.S. Treasury securities and on other types of fixed income securities and selects those securities the subadviser believes will deliver favorable returns.

Principal risks of investing in the fund

While investing in a mix of equity and debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o The subadviser's allocation of investments between equity and fixed income securities results in missed attractive investment opportunities by underweighting markets that generate significant returns or losses incurred by overweighting markets that experience significant declines.
o The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.
o Equity investments lose their value due to a decline in the U.S. stock market.
o    Value or large capitalization stocks are temporarily out of favor.
o An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's stock.
o    Key economic trends become materially unfavorable.
o Fixed income investments lose their value due to an increase in interest rates.
o The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
o It becomes necessary to enforce rights against the assets underlying mortgage- and asset-backed securities even though the securities themselves are subject to the same default risks as other fixed income securities.
o As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call risk.
o As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
o Interest rates change, because securities with longer maturities are more sensitive to interest rate changes and may be more volatile.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

The fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Fund Performance
The performance shown in the bar chart, quarterly returns, and risk return table shown below is for the fund's predecessor, MFS Total Return Portfolio, a series of Travelers Series Fund ("Predecessor Fund"). The fund has entered into an Agreement and Plan of Reorganization ("Reorganization"), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns: Highest: 10.60% in 2nd quarter 2003; Lowest: -8.32% in 3rd quarter 2002
Risk return bar chart

                                   [BAR CHART]

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

Risk Return Table
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)

                  Inception Date   1 year   Five years   Ten years   Since inception
Fund                  6/16/94      11.46%       7.50%      11.12%          n/a
S&P 500                            10.87%      (2.30)%     12.07%          n/a
Lehman Brothers
   Aggregate
   Index                            4.34%       7.71%       7.72%          n/a

Comparative performance
This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index, a market-value weighted index comprised of 500 widely held common stocks, the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Aggregate Index"), a broad-based unmanaged index comprised of issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. Please note that an investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases                                         None
Maximum deferred sales charge on redemptions                              None
Annual fund operating expenses (paid by the Fund as a % of net assets)
   Management fees*                                                       0.79%
   Distribution and service (12b-1) fees                                  None
   Other expenses                                                         0.02%
   Total annual fund operating expenses                                   0.81%

* Effective November 1, 2004, the fund has a fee schedule that reduces the management fee payable on assets in excess of $600 million as follows: 0.80% on assets up to $600 million; 0.775% on assets in excess of $600 million and up to and including $900 million; 0.75% on assets in excess of $900 million and up to and including $1.5 billion; 0.725% on assets in excess of $1.5 billion and up to and including $2.5 billion; and 0.675% on assets in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of the fund and two other portfolios of The Travelers Series Trust Subadvised by MFS are used in performing the calculation.

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund. These fees and expenses do not reflect any of the fees and expenses incurred from investing through a Separate Account. If such fees were included, your costs would be higher.

Example

Number of years you owned your shares   1 year   3 years   5 years   10 years
Your costs would be                       $ 83     $ 259     $ 450    $ 1,002

The example assumes:

o    You invest $10,000 for the period shown
o    You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
o Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
o    Redemption of your shares at the end of the period
This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

The section entitled "Investments, Risks and Performance" describes the fund's investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain investment management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest without limit in ADRs and up to 20% of its total assets in foreign securities.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, investment grade convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

Investment grade securities

Securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    They have received a comparable short-term or other rating.
o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager or subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Foreign and emerging market investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
o Participations in loans between emerging market governments and financial institutions.
o Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
o Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
o    Brady Bonds.
o Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
o Fixed income securities issued by supranational entities such as the World Bank or the European Economic Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development).

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o    As a substitute for buying or selling securities
o    To enhance the fund's return
o    As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The Manager

Travelers Investment Adviser Inc. ("TIA" for the "Manager") is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.

TIA is a wholly owned subsidiary of Plaza LLC ("Plaza"), which is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"). TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.77 billion as of December 31, 2004.

On January 31, 2005, Citigroup announced that it had reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TIA, the fund's investment adviser and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, TIA does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Fees TIA receives from the fund for its services are as follows:

                             Actual management fee
                             paid for the fiscal year    Contractual management
                             ended October 31, 2004      fee paid
                             (as a percentage            (as a percentage
                             of the fund's               of the fund's
Fund                         average daily net assets)   average daily net assets*)
-----------------------------------------------------------------------------------
MFS Total Return
   Portfolio                          0.80%
-----------------------------------------------------------------------------------
Up to $600 million                                                 0.800%
-----------------------------------------------------------------------------------
In excess of $600 million
   and up to and
   including $900 million                                          0.775%
-----------------------------------------------------------------------------------
In excess of $900 million
   and up to and
   including $1.5 billion                                          0.750%
-----------------------------------------------------------------------------------
In excess of $1.5 billion
   and up to and
   including $2.5 billion                                          0.725%
-----------------------------------------------------------------------------------
In excess of $2.5 billion                                          0.675%
-----------------------------------------------------------------------------------

* For purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of the fund and two other portfolios for which an affiliate of TIA is Manager and Massachusetts Financial Services Company is Subadviser are used in performing the calculation.

The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.

MFS Total Return Portfolio   Brooks Taylor (since 2004)        Vice President, head of the
                             Manager of investment team        portfolio management team and
                             Massachusetts Financial           manager of the fund's equity
                             Services Company ("MFS")          portion of the portfolio;
                             500 Boylston Street               Affiliated with MFS since 1996.
                             Boston, MA 02116
                             Kenneth J. Enright (since 1999)   Senior Vice President and
                                                               portfolio manager of the series'
                                                               equity portion; Affiliated with
                                                               MFS since 1999.
                             Steven R. Gorham (since 2002)     Senior Vice President and
                                                               portfolio manager of the fund's
                                                               equity portion of the portfolio;
                                                               Affiliated with MFS since 1992.
                             Constantinos G. Mokas             Senior Vice President and
                             (since 1998)                      portfolio manager of the series'
                                                               equity portion; Affiliated with
                                                               MFS since 1990.
                             Michael W. Roberge (since 2002)   Senior Vice President and
                                                               portfolio manager of the fund's
                                                               fixed income portion of the fund's
                                                               portfolio; Affiliated with MFS
                                                               since 1996.
                             William J. Adams (since 2004)     Vice President and portfolio
                                                               manager of the fund's fixed income
                                                               portion of the fund's portfolio;
                                                               Affiliated with MFS since 1997.
                             William Douglas (since 2004)      Vice President and portfolio
                                                               manager of the fund's fixed income
                                                               portion of the fund's portfolio;
                                                               Affiliated with MFS since 1996.
                             Edward B. Baldini (since 2004)    Vice President and portfolio
                                                               manager; Affiliated with MFS since
                                                               2000.
                             Alan T. Langsner (since 2004)     Vice President and portfolio
                                                               manager of the fund's equity
                                                               portion of the portfolio;
                                                               Affiliated with MFS since 1998.
                             Katrina Mead (since 2004)         Vice President and portfolio
                                                               manager; Affiliated with MFS since
                                                               1997.

Under an exemptive order from the Securities and Exchange Commission, the manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadvisor on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadvisor. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

Massachusetts Financial Services Company ("MFS") and its predecessor organizations have a history of money management dating from 1924. The MFS organization manages approximately $146.2 billion as of December 31, 2004.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. The Fund does not knowingly accommodate such frequent purchases and sales of Fund shares, and, to the Fund's knowledge there are no arrangements currently in place to allow or permit any contract owner to engage in trading beyond what is allowed under the applicable variable annuity or variable life insurance contract.

However, the Fund's shares are offered exclusively to separate accounts of insurance companies ("Company"), and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur, which may result in the adverse consequences to contract owners described above. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

Share Price

The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements.

As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate acount may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Financial Highlights

Subject to the approval of the Predecessor Fund's shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund's financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

For a share of capital stock outstanding throughout each year ended October 31.

                                         2004         2003       2002          2001      2000
----------------------------------------------------------------------------------------------
Net asset value, beginning of year    $   15.77     $  14.44   $  16.08      $ 17.16   $ 16.22
----------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income                   0.36         0.34       0.39(1)      0.42      0.54
   Net realized and unrealized gain
      (loss)                               1.41         1.49      (0.98)(1)    (0.42)     1.43
----------------------------------------------------------------------------------------------
Total income (loss) from operations        1.77         1.83      (0.59)       (0.00)*    1.97
----------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                  (0.35)       (0.50)     (0.44)       (0.48)    (0.46)
   Net realized gains                        --           --      (0.61)       (0.60)    (0.57)
----------------------------------------------------------------------------------------------
Total dividends and distributions         (0.35)       (0.50)     (1.05)       (1.08)    (1.03)
----------------------------------------------------------------------------------------------
Net asset value, end of year          $   17.19     $  15.77   $  14.44      $ 16.08   $ 17.16
----------------------------------------------------------------------------------------------
Total return(2)                           11.36%       13.05%     (3.59)%      (0.22)%   12.77%
----------------------------------------------------------------------------------------------
Net assets, end of year (millions)    $   1,160     $    997   $    830      $   804   $   697
----------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                                0.82%(3)     0.82%      0.83%        0.83%     0.83%
   Net investment income                   2.25         2.37       2.81(1)      3.08      3.42
----------------------------------------------------------------------------------------------
Portfolio turnover rate                      66%          49%        81%          88%      108%
----------------------------------------------------------------------------------------------

(1) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.
*    Amount represents less than $0.01 per share.

The Travelers Series Trust

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-9368 or writing to The Travelers Series Trust, One Cityplace, Hartford, CT 06103. As of the date of this Prospectus, the Fund's SAI and shareholder reports are not available on the Fund's website, because the Fund has not yet commenced operations. In the future, the Fund may make its SAI and shareholder reports available on its website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                           MFS Total Return Portfolio

(Investment Company Act file no. 811-6465)

                                                                    Appendix B-5

The Travelers Series Trust

Prospectus

May 21, 2005

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

The Travelers Series Trust (the "Company") consists of 29 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 29 funds offers different levels of potential return and involves different levels of risk.

                                                                        Page
                                                                        ----
Investments, Risks and Performance                                         2
More on the Fund's Investments and Related Risks                           5
Management                                                                 9
Share Transactions                                                        10
Share Price                                                               12
Dividends, Distributions and Taxes                                        13
Financial Highlights                                                      14

Investments, Risks and Performance

Salomon Brothers Strategic Total Return Bond Portfolio

Investment objective

Total Return

Principal investment strategies

Key investments The fund invests, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics.

Credit Quality: The fund invests in a globally diverse portfolio of fixed income securities across a range of credit qualities and may invest a substantial portion of the fund's assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as "junk bonds".

Duration: The fund's average duration will generally vary from 3 to 7 years depending on the subadviser's outlook for interest rates. Individual securities may be of any maturity.

Additional investments For information on the fund's additional investments and related risks, please read pages 5-8.

Selection process

The subadviser uses a combination of a "top-down" approach and quantitative models to create an optimal risk/return allocation of the fund's assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The subadviser then selects individual debt securities within each area on the basis of its views as to the values available in the marketplace.

In allocating investments among countries and asset classes, the subadviser evaluates the following:

o    Currency, inflation and interest rate trends
o    Proprietary risk measures
o    Balance of payments status
o    Growth rate forecasts
o    Fiscal policies
o    Political outlook

     In selecting individual debt securities, the subadviser evaluates the following:

o    Yield
o    Maturity
o    Call or prepayment risk
o    Issue classification
o    Credit quality

Principal risks of investing in the fund

While investing in global debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund or the fund may not perform as well as other investments, if any of the following occurs:

o Debt securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.
o As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
o As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
o An unhedged currency in which a security is priced declines in value relative to the U.S. dollar.
o The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or the stability of a particular government proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

The fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Shareholder Notice:

The following policy is subject to change only upon 60 days' prior notice to shareholders: the fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in fixed income securities of U.S. and foreign companies, banks and governments, including those in emerging markets, or other investments with similar economic characteristics.

Fund Performance
The performance shown in the bar chart, quarterly returns, and risk return table shown below is for the fund's predecessor, Salomon Brothers Strategic Total Return Bond Portfolio, a series of Travelers Series Fund ("Predecessor Fund"). The fund has entered into an Agreement and Plan of Reorganization ("Reorganization"), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past p er formance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns: Highest: 7.65% in 3rd quarter 1996; Lowest: -5.35% in 3rd quarter 1998

Risk return bar chart

                                   [BAR CHART]

Total Return

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

Risk Return Table
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)

                         Inception Date      1 year         Five years       Ten years          Since inception
Fund                         6/16/94          6.29%            7.98%            8.07%                   n/a
Morgan Index                                 10.10%            8.84%            7.76%                   n/a
Lehman Index*                                 4.34%            7.71%            7.72%                   n/a

* Effective December 31, 2004, the Lehman Brothers Aggregate Bond Index (the "Lehman Index"), rather than the Morgan Index, will be the fund's benchmark. Management has determined that the Lehman Index reflects more closely the composition of the fund's portfolio.

Comparative performance
This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the J.P. Morgan Government Bond Index--Global Unhedged ("Morgan Index"), a daily, market capitalization weighted international fixed-income index consisting of 13 countries, and the Lehman Index. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an Index.

Fee Table

Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases                                                     N/A
Maximum deferred sales charge on redemptions                                          N/A
Annual fund operating expenses (paid by the Fund as a % of net assets)
                Management fees                                                     0.80%
                Distribution and service (12b-1) fees                                None
                Other expenses                                                      0.45%
                Total annual fund operating expenses                                1.25%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund. These fees and expenses do not reflect any of the fees and expenses incurred from investing through a Separate Account. If such fees were included, your costs would be higher.

Example

Number of years you owned your shares                   1 year       3 years       5 years       10 years
Your costs would be                                     $  127       $   397       $   686       $  1,511

The example assumes:
o    You invest $10,000 for the period show
o    You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
o Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
o    Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

The section entitled "Investments, Risks and Performance" describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain investment management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Fixed income investments

The fund invests in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

Investment grade securities

Securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    They have received a comparable short-term or other rating.
o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager or subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Foreign and emerging market investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

The emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
o Participations in loans between emerging market governments and financial institutions.
o Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
o Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

o    Brady Bonds.
o Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
o Fixed income securities issued by supranational entities such as the World Bank or the European Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o    As a substitute for buying or selling securities
o    To enhance the fund's return
o    As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the Statement of Additional Information ("SAI").

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The Manager

Travelers Investment Adviser Inc. ("TIA" or the "manager") is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.

TIA is a wholly owned subsidiary of Plaza LLC ("Plaza"), which is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"). TIA is located at 399 Park Avenue, New York, New York 10022. TIA acts as investment manager to investment companies having aggregate assets of approximately $2.77 billion as of December 31, 2004.

On January 31, 2005, Citigroup announced that it had reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TIA, the fund's investment adviser and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, TIA does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fees TIA receives from the fund for its services are as follows:

                                  Actual management fee
                                  paid for the fiscal year                Contractual management
                                  ended October 31, 2004                  fee paid
                                  (as a percentage                        (as a percentage
                                  of the fund's                           of the fund's
Fund                              average daily net assets)               average daily net assets)
--------------------------------------------------------------------------------------------------
Salomon Brothers
   Strategic Total
   Return Bond Portfolio                              0.79%                                   0.80%
--------------------------------------------------------------------------------------------------

The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the names and business experience of the fund's portfolio managers.

Fund                              Portfolio Manager                       Business Experience
Salomon Brothers Strategic        Peter Wilby (since 2000)                Managing Director of SBAM and
Total Return Bond Portfolio       Salomon Brothers Asset Management,      Senior Portfolio Manager for
                                  Inc. (SBAM) and a team of               Other SBAM fixed income
                                  portfolio managers                      portfolios
                                  399 Park Avenue
                                  New York, NY 10022
                                  Roger Lavan (since 2005)                Managing Director of SBAM and
                                  399 Park Avenue                         Portfolio Manager of other
                                  New York, New York 10022                funds advised by SBAM
                                  David Scott (since 2005)                Managing Director of SBAM and
                                  399 Park Avenue                         Portfolio Manager of other
                                  New York, New York 10022                funds advised by SBAM

Under an exemptive order from the Securities and Exchange Commission, the manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadvisor on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadvisor. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

SBAM. SBAM is an affiliate of SBFM. SBAM manages approximately $79.7 billion in separate accounts, mutual funds, partnerships and variable annuities as of December 31, 2004.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. The Fund does not knowingly accommodate such frequent purchases and sales of Fund shares, and, to the Fund's knowledge there are no arrangements currently in place to allow or permit any contract owner to engage in trading beyond what is allowed under the applicable variable annuity or variable life insurance contract.

However, the Fund's shares are offered exclusively to separate accounts of insurance companies ("Company"), and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

To the extent that the Fund invests significantly in high yield bonds, it may be particularly susceptible to excessive trading by individuals attempting to take advantage of market fluctuations that are not fully reflected in the Fund's NAV. High yield bonds may be thinly or infrequently traded, or relatively less liquid, so they carry the risk that the current market price may not accurately reflect current market developments.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur, which may result in the adverse consequences to contract owners described above. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

Share Price

The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Financial Highlights

Subject to the approval of the Predecessor Fund's shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund's financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

For a share of capital stock outstanding throughout each year ended October 31.

                                                        Salomon Brothers Strategic
                                                       Total Return Bond Portfolio
--------------------------------------------------------------------------------------------------------
                                  2004(1)          2003(1)         2002(1)        2001(1)       2000(1)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   year                           $  11.10        $  10.13        $  10.27       $   9.89      $   10.22
--------------------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income              0.48            0.54            0.51(2)        0.58           0.81
   Net realized and
      unrealized gain (loss)          0.25            0.93           (0.17)(2)       0.48          (0.37)
--------------------------------------------------------------------------------------------------------
Total income (loss) from
   operations                         0.73            1.47            0.34           1.06           0.44
--------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income             (0.67)          (0.50)          (0.48)         (0.68)         (0.77)
--------------------------------------------------------------------------------------------------------
Total distributions                  (0.67)          (0.50)          (0.48)         (0.68)         (0.77)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year      $  11.16        $  11.10        $  10.13       $  10.27      $    9.89
--------------------------------------------------------------------------------------------------------
Total return(3)                       6.83%          15.10%           3.36%         10.99%          4.34%
--------------------------------------------------------------------------------------------------------
Net assets, end of year
   (millions)                          $17             $21             $21            $18            $20
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                           1.24%(4)        1.20%           1.24%          1.23%          0.98%
   Net investment income              4.47            5.06            4.95(2)        5.69           7.93
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 42%*            68%*           385%           448%            54%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.52, ($0.18) and 5.04%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment manager waived a portion of its management fee for the year ended October 31, 2004. If such fee were not waived, the actual expense ratio would have been 1.25%
* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 414% and 376% for the years ended October 31, 2004 and 2003, respectively.

The Travelers Series Trust

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-9368 or writing to The Travelers Series Trust, One Cityplace, Hartford, CT 06103. As of the date of this Prospectus, the Fund's SAI and shareholder reports are not available on the Fund's website, because the Fund has not yet commenced operations. In the future, the Fund may make its SAI and shareholder reports available on its website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

   Salomon Brothers Strategic Total Return Bond Portfolio

(Investment Company Act file no. 811-6465)

                                                                    Appendix B-6

The Travelers Series Trust

Prospectus

May 21, 2005

TRAVELERS MANAGED INCOME PORTFOLIO

   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

   Contents

The Travelers Series Trust (the "Company") consists of 29 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 29 funds offers different levels of potential return and involves different levels of risk.

                                                   Page
                                                   ----
Investments, Risks and Performance                   2
More on the Fund's Investments and Related Risks     5
Management                                           9
Share Transactions                                  10
Share Price                                         12
Dividends, Distributions and Taxes                  13
Financial Highlights                                14

Investments, Risks and Performance

Travelers Managed Income Portfolio

Investment objective

High current income consistent with prudent risk of capital.

Principal investment strategies

Key investments The fund invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage-and asset backed securities, but may also invest to a limited extent in foreign issuers.

Credit Quality: The fund invests primarily in investment grade obligations. Up to 35% of the fund's assets may be invested in below investment grade obligations with no minimum rating.

Duration: At least 65% of the fund's assets are invested in securities having durations of 10 years or less. The fund's average portfolio duration will vary between 2 to 5 years depending on the manager's outlook for interest rates.

Additional investments For information on the fund's additional investments and related risks, please read pages 5-8.

     Selection process

     The manager uses a three step "top down" investment approach to selecting investments for the fund by identifying undervalued sectors and individual securities. Specifically, the manager:

o Determines appropriate sector and maturity weightings based on the manager's intermediate and long-term assessments of broad economic and interest rate trends
o Uses fundamental research methods to identify undervalued sectors of the government and corporate debt markets and adjusts portfolio positions to take advantage of new information
o Analyzes yield maturity, issue classification and quality characteristics to identify individual securities that present what the manager considers the optimal balance of potential return and manageable risk

Principal risks of investing in the fund

While investing in debt securities can bring added benefits, it may also involve risks. Investors could lose money in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.
o Interest rates go up, causing the prices of debt securities in the fund to fall.
o As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
o As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
o The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

The fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Fund Performance
The performance shown in the bar chart, quarterly returns, and risk return table shown below is for the fund's predecessor, Travelers Managed Income Portfolio, a series of Travelers Series Fund ("Predecessor Fund"). The fund has entered into an Agreement and Plan of Reorganization ("Reorganization"), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Quarterly returns: Highest: 5.75% in 2nd quarter 1995; Lowest: -2.39% in 1st quarter 1996 Risk return bar chart

                                   (BAR CHART)

Total Return

The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

   Risk Return Table
   This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)

         Inception Date   1 year   Five years   Ten years   Since inception
Fund        6/16/94        2.85%      5.59%       6.19%           n/a
Lehman                     3.04%      7.21%       7.16%           n/a

   Brothers Index
Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Brothers Index"), formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Lehman Brothers Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

   Fee Table

Shareholder fees (paid directly from your investment)
Maximum sales charge on purchases                                         N/A
Maximum deferred sales charge on redemptions                              N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
   Management fees                                                       0.65%
   Distribution and service (12b-1) fees                                 None
   Other expenses                                                        0.04%
   Total annual fund operating expenses                                  0.69%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund. These fees and expenses do not reflect any of the fees and expenses incurred from investing through a Separate Account. If such fees were included, your costs would be higher.

   Example

Number of years you owned your shares   1 year   3 years   5 years   10 years
Your costs would be                      $ 70     $ 221     $ 384     $ 859

The example assumes:

     o    You invest $10,000 for the period shown
     o    You reinvest all distributions and dividends without a sales charge
     o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
     o Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
     o    Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

The section entitled "Investments, Risks and Performance" describes the fund's investment objectives and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain investment management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

The fund may invest up to 35% of its total assets in non-investment grade debt obligations, commonly known as "junk bonds." The fund may also invest up to 35% of its total assets in fixed-income obligations having durations longer than 10 years and invest up to 25% of its assets in asset-backed and mortgage-backed securities, including CMOs.

Fixed income investments

The fund invests in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Credit quality

If a security receives different ratings, the fund will treat the securities as being rated in the highest rating category. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

Investment grade securities

Securities are investment grade if:

o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    They have received a comparable short-term or other rating.
o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Foreign investments

The fund may invest up to 20% of its assets in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

The Economic and Monetary Union (EMU) and the introduction of a single European currency (the Euro), which began on January 1, 1999, may increase uncertainties relating to investment in European markets. Among other things, EMU entails sharing a single currency and official interest rate and adhering to limits on government borrowing by participating countries. EMU is driven by the expectation of economic benefits; however, there are significant risks associated with EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
o Participations in loans between emerging market governments and financial institutions.
o Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
o Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
o    Brady Bonds
o Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
o Fixed income securities issued by supranational entities such as the World Bank or the European Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o    As a substitute for buying or selling securities
o    To enhance the fund's return
o    As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the Statement of Additional Information ("SAI").

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The managers

Travelers Asset Management International Company LLC ("TAMIC" or the "manager") is the fund's manager. TAMIC has engaged a subadviser to select investments for the fund.

On January 31, 2005, Citigroup announced that it had reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TAMIC, the fund's investment adviser and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

Travelers Asset Management International Company, LLC

TAMIC is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). TAMIC is the outside investment arm of Citigroup's insurance companies. It managed $14.1 billion in assets as of December 31, 2004, including institutional, pension, corporate and insurance company accounts. TAMIC is located at 242 Trumbull Street, Hartford, Connecticut 06103. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated domestic insurance companies.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, TIA does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fees TAMIC receives from the fund for its services are as follows:

                     Actual management fee
                     paid for the fiscal year    Contractual management
                     ended October 31, 2004      fee paid
                     (as a percentage            (as a percentage
                     of the fund's               of the fund's
Fund                 average daily net assets)   overage daily net assets)
--------------------------------------------------------------------------------
Travelers Managed              0.65%                       0.65%
  Income Portfolio
--------------------------------------------------------------------------------

The Portfolio Manager

The fund's investments are selected by a subadviser, which is supervised by TAMIC. The table below sets forth the names and business experience of the fund's portfolio managers.

Travelers Managed Income   Gene Collins (since 2004)   Senior Portfolio Manager
Portfolio                  SBAM                        and Managing Director
                           399 Park Avenue             Salomon Brothers Asset
                           New York, New York 10043    Management Inc.
                           Kurt Lin (since 2004)
                           SBAM                        Portfolio Manager and
                           399 Park Avenue             Director
                           New York, New York 10043    Salomon Brothers Asset
                                                       Management Inc.
--------------------------------------------------------------------------------

Under an exemptive order from the Securities and Exchange Commission, the manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadvisor on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadvisor. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. The Fund does not knowingly accommodate such frequent purchases and sales of Fund shares, and, to the Fund's knowledge there are no arrangements currently in place to allow or permit any contract owner to engage in trading beyond what is allowed under the applicable variable annuity or variable life insurance contract.

However, the Fund's shares are offered exclusively to separate accounts of insurance companies ("Company"), and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

To the extent that the Fund invests significantly in high yield bonds, it may be particularly susceptible to excessive trading by individuals attempting to take advantage of market fluctuations that are not fully reflected in the Fund's NAV. High yield bonds may be thinly or infrequently traded, or relatively less liquid, so they carry the risk that the current market price may not accurately reflect current market developments.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur, which may result in the adverse consequences to contract owners described above. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

Share Price

The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed on the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Financial Highlights

Subject to the approval of the Predecessor Fund's shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund's financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.

For a share of capital stock outstanding throughout each year ended October 31.

                                  2004      2003(1)    2002(1)     2001(1)    2000(1)
-------------------------------------------------------------------------------------
Net asset value, beginning of
  year                           $ 11.84    $ 11.38    $ 12.57     $ 11.58    $ 11.49
-------------------------------------------------------------------------------------
Income (loss) from
   operations:
   Net investment income            0.36       0.50       0.56(2)     0.71       0.76
   Net realized and
      unrealized gain (loss)        0.12       0.69      (1.07)(2)    0.83      (0.24)
-------------------------------------------------------------------------------------
Total income (loss) from
   operations                       0.48       1.19      (0.51)       1.54       0.52
-------------------------------------------------------------------------------------
Less distributions from:
   Net investment income           (0.48)     (0.68)     (0.63)      (0.55)     (0.43)
   Net realized gains                 --      (0.05)     (0.05)         --         --
-------------------------------------------------------------------------------------
Total distributions                (0.48)     (0.73)     (0.68)      (0.55)     (0.43)
-------------------------------------------------------------------------------------
Net asset value, end of year     $ 11.84    $ 11.84    $ 11.38     $ 12.57    $ 11.58
-------------------------------------------------------------------------------------
Total return(3)                     4.19%     10.85%     (4.06)%     13.50%      4.55%
-------------------------------------------------------------------------------------
Net assets, end of year (000s)   $   278    $   252    $   208     $   221    $   151
-------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                         0.69%(4)   0.68%      0.69%       0.68%      0.69%
   Net investment income            3.10       4.34       4.68(2)     5.76       6.56
-------------------------------------------------------------------------------------
Portfolio turnover rate              123%       163%       177%        194%       181%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, ($1.11) and 5.02% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to these waivers.

The Travelers Series Trust

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the funds. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-9368 or writing to The Travelers Series Trust, One Cityplace, Hartford, CT 06103. As of the date of this Prospectus, the Fund's SAI and shareholder reports are not available on the Fund's website, because the Fund has not yet commenced operations. In the future, the Fund may make its SAI and shareholder reports available on its website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                       Travelers Managed Income Portfolio

(Investment Company Act file no. 811-6465)

                                                                    Appendix B-7

The Travelers Series Trust

Prospectus

May 21, 2005

PIONEER STRATEGIC INCOME PORTFOLIO

   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

     Contents

The Travelers Series Trust (the "Company") consists of 29 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 29 funds offers different levels of potential return and involves different levels of risk.

                                                   Page
                                                   ----
Investments, Risks and Performance                   2
More on the Fund's Investments and Related Risks     5
Management                                           9
Share Transactions                                  11
Share Price                                         13
Dividends, Distributions and Taxes                  13
Financial Highlights                                14

Investments, Risks and Performance

Pioneer Strategic Income Portfolio

Investment objective

A high level of current income.

Principal investment strategies

Key investments The fund invests, under normal market conditions, at least 80% of its total assets in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities market.

Additional investments For information on the fund's additional investments and related risks, please read pages 5-8.

          Selection process

          The sub-adviser allocates the fund's investments among the following three segments of the debt markets:

o    Below investment grade (high yield) securities of U.S. and non-U.S.
     issuers;
o    Investment grade securities of U.S. issuers; and
o    Investment grade securities of non-U.S. issuers.

          The sub-adviser's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

          The fund invests primarily in:

o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities;
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt; and
o    Mortgage-backed and asset-backed securities.

          The fund invests in securities with a broad range of maturities. Depending upon the sub-adviser's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the sub-adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the sub-adviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.

Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Depending upon the sub-adviser's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

The sub-adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the fund's portfolio, the sub-adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the sub-adviser determines the preferable portfolio characteristics, the sub-adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The sub-adviser also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, the sub-adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

Principal risks of investing in the fund

While investing in fixed income securities can bring added benefits, it may also involve risks. Investors could lose money in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

o Fixed income securities lose their value due to an increase in market interest rates in one or more regions, a decline in an issuer's credit rating or financial condition or a default by an issuer.
o As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
o As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.
o An unhedged currency in which a security is priced declines in value relative to the U.S. dollar.
o The subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or the stability of a particular government proves to be incorrect.

The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other types of fixed income securities.

The fund's investment objective is not fundamental, and its objective and investment policies may be changed by the Trust's Board of Trustees without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

Fund Performance

The performance shown in the bar chart, quarterly returns, and risk return table shown below is for the fund's predecessor, Pioneer Strategic Income, a series of Travelers Series Fund ("Predecessor Fund"). The fund has entered into an Agreement and Plan of Reorganization ("Reorganization"), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses. Prior to June 30, 2003, the fund had a different sub-adviser. On June 30, 2003, the fund's name was changed from Putnam Diversified Income Portfolio to Pioneer Strategic Income Portfolio.

Quarterly returns: Highest: 7.67% in 2nd quarter 2003; Lowest: -3.34% in 3rd quarter 1998

Risk return bar chart

                                  [BAR CHART]

Total Return
The bar chart shows the performance of the fund's shares for each of the full calendar years since its inception.

Risk Return Table
This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average annual total returns (for the periods ended December 31, 2004)

                    Inception Date   1 year   Five years   Ten years   Since inception
Fund                   6/16/94        10.94%     7.83%       7.34%          n/a
Lehman
   Brothers Index                     4.34%      7.71%       7.72%          n/a
Citigroup Index                      12.84%      8.77%       7.33%          n/a

Comparative performance
This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Index") and the Citigroup Non-U.S. World Government Bond Index--Unhedged ("Citigroup Index"), both of which are broad-based unmanaged indices. (The Lehman Brothers Index consists of a variety of domestically issued bonds. The Citigroup Index consists of foreign government bonds.) Please note that an investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly into your investment)
Maximum sales charge on purchases                                         None
Maximum deferred sales charge on redemptions                              None
Annual fund operating expenses (paid by the Fund as a % of net assets)
     Management fees                                                      0.75%
     Distribution and service (12b-1) fees                                None
     Other expenses                                                       0.15%
     Total annual fund operating expenses                                 0.90%

Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in shares of the fund. These fees and expenses do not reflect any of the fees and expenses incurred from investing through a Separate Account. If such fees were included, your costs would be higher.

Example

Number of years you owned your shares   1 year   3 years   5 years   10 years
Your costs would be                       $92     $ 287     $ 498     $ 1,108

The example assumes:

                    o    You invest $10,000 for the period shown
                    o You reinvest all distributions and dividends without a sales charge
                    o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                    o Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
                    o    Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. The example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

More on the Fund's Investments and Related Risks

Additional investments and investment techniques

The section entitled "Investments, Risks and Performance" describes the fund's investment objective and its principal investment strategies and risks. This section provides some additional information about the fund's investments and certain investment management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.

Equity investments

Subject to its particular investment policies, the fund may invest up to 20% of its assets in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and equity participations.

Fixed income investments

The fund invests at least 80% of its total assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. or foreign governments and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                                 Credit quality

If a security receives different ratings, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the rating quality assigned to one or more of the fund's portfolio securities, the subadvisor will consider if any action is appropriate in light of the fund's investment objective and policies.

Investment grade securities

Securities are investment grade if:

o They are rated, respectively, in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    They have received a comparable short-term or other rating.
o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund may invest a substantial portion of its assets in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager or subadviser to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Convertible securities

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Foreign and emerging market investments

The fund may invest in foreign securities.

Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments and, with respect to certain countries, the possibility of expropriation of assets, nationalization, confiscatory taxation or limitations on the removal of funds or other assets of the fund or debt renunciation. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund's assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

o Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
o Participations in loans between emerging market governments and financial institutions.
o Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
o Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
o    Brady Bonds.
o Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
o Fixed income securities issued by supranational entities such as the World Bank or the European Union (a supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development).

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
o    As a substitute for buying or selling securities
o    To enhance the fund's return
o    As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities lending

The fund may engage in securities lending to increase its net investment income. The fund will only lend securities if the loans are callable by the fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the Statement of Additional Information ("SAI")

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

The Manager

Travelers Investment Adviser Inc. ("TIA" or the "manager") is the fund's manager. TIA has engaged a subadviser to select investments for the fund.

Travelers Investment Adviser Inc.

TIA is a wholly owned subsidiary of Plaza LLC ("Plaza"), which is an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup") TIA is located at 399 Park Avenue, New York, New York 10022. TIA, an affiliate of Smith Barney Fund Management LLC, acts as investment manager to investment companies having aggregate assets of approximately $2.77 billion as of December 31, 2004.

On January 31, 2005, Citigroup announced that it had reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TIA, the fund's investment adviser and currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. The transaction is subject to certain regulatory approvals and other customary conditions to closing. The transaction is expected to close this summer.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, TIA does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fees TIA receives from the fund for its services are as follows:

                                   Actual management fee
                                  paid for the fiscal year           Contractual management
                                   ended October 31, 2004                   fee paid
                                       (as a percentage                 (as a percentage
                                        of the fund's                      of the fund's
Fund                              average daily net assets)         average daily net assets)
---------------------------------------------------------------------------------------------
Pioneer Strategic Income
   Portfolio                              0.90%                               0.90%

The Portfolio Manager

The fund's investments are selected by a subadviser which is supervised by TIA. The table below sets forth the name and business experience of the fund's portfolio manager.

Pioneer Strategic Income           Fixed Income Team of Pioneer           Senior Vice President and
Portfolio                          Investment Management, Inc.            Director of Fixed Income
                                   60 State Street                        Investments, Pioneer Investment
                                   Boston, MA 02109                       Management, Inc. Previously,
                                   Kenneth J. Taubes (since 2003)         Senior Vice President of
                                                                          Pioneer Investment Management,
                                                                          Inc.

Under an exemptive order from the Securities and Exchange Commission, the manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadvisor on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadvisor. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb ("CTB") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Additional information about the subadviser

Pioneer Investment Management, Inc. ("Pioneer") is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Recent Developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund's shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange ("NYSE") is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and sales of Fund shares resulting from purchase, exchange or withdrawal transactions by certain owners of variable annuity and variable life insurance contracts ("contract owners") may harm other contract owners in various ways. These include: (1) dilution of the interests of long-term contract owners where frequent traders attempt to take advantage of market fluctuations that are not fully reflected in the Fund's NAV; (2) disruption of ordinary portfolio management, such as by necessitating that the Fund maintain a cash level higher than would otherwise be necessary or that the Fund sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Fund costs, such as brokerage commissions. The Fund does not knowingly accommodate such frequent purchases and sales of Fund shares, and, to the Fund's knowledge there are no arrangements currently in place to allow or permit any contract owner to engage in trading beyond what is allowed under the applicable variable annuity or variable life insurance contract.

However, the Fund's shares are offered exclusively to separate accounts of Insurance companies ("Company"), and the Fund generally has little or no access to the transaction records of individual contract owners whose assets are invested in the separate accounts. Nonetheless, the Trust's Board of Trustees has adopted policies and procedures to discourage market timing while taking these circumstances into account. Specifically, the policies and procedures require that the Fund request written certifications from each Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect and deter the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors contract owner transactions to identify excessive trading; and (3) the Company applies such procedures uniformly.

To the extent that the Fund invests significantly in high yield bonds, it may be particularly susceptible to excessive trading by individuals attempting to take advantage of market fluctuations that are not fully reflected in the Fund's NAV. High yield bonds may be thinly or infrequently traded, or relatively less liquid, so they carry the risk that the current market price may not accurately reflect current market developments.

The applicable variable annuity or variable life insurance contract prospectus contains a more detailed description of the Companies' policies and procedures with respect to frequent trading. There is significant risk that the policies and procedures of the Fund and the Companies will prove ineffective and that excessive trading in Fund shares will occur, which may result in the adverse consequences to contract owners described above. The Fund may alter its policies and procedures at any time without prior notice to shareholders or contract owners.

Share Price

The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Financial Highlights

Subject to the approval of the Predecessor Fund's shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund's financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected would reduce the total returns for all periods shown.

For a share of capital stock outstanding throughout each year ended October 31.

                                      2004(1)        2003(1)     2002          2001       2000
                                      -------        -------    ------       -------    -------
Net asset value, beginning of year    $  9.53        $  8.94    $ 9.94       $ 10.31    $ 11.24
-----------------------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income                 0.57           0.63      1.14(2)       0.93       0.93
   Net realized and unrealized gain
      (loss)                             0.48           1.04     (0.94)(2)     (0.47)     (0.88)
-----------------------------------------------------------------------------------------------
Total income from operations             1.05           1.67      0.20          0.46       0.05
-----------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                (0.85)         (1.08)    (1.20)        (0.83)     (0.98)
-----------------------------------------------------------------------------------------------
Total distributions                     (0.85)         (1.08)    (1.20)        (0.83)     (0.98)
-----------------------------------------------------------------------------------------------
Net asset value, end of year          $  9.73        $  9.53    $ 8.94       $  9.94    $ 10.31
-----------------------------------------------------------------------------------------------
Total return (3)                        11.66%         20.56%     2.00%         4.60%      0.21%
-----------------------------------------------------------------------------------------------
Net assets, end of year (millions)    $   107        $   100    $   97       $   128    $   141
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses                              0.90%(4)       1.00%     0.93%         0.90%      0.87%
   Net investment income                 6.19           7.05      8.24(2)       8.83       7.78
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                    56%           141%      208%          150%       105%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.16, $(0.96), and 8.42%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratio did not change due to this waiver.

The Travelers Series Trust

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

Statement of additional information. The Statement of Additional Information
(SAI) provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-9368 or writing to The Travelers Series Trust, One Cityplace, Hartford, CT 06103. As of the date of this Prospectus, the Fund's SAI and shareholder reports are not available on the Fund's website, because the Fund has not yet commenced operations. In the future, the Fund may make its SAI and shareholder reports available on its website.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

                       Pioneer Strategic Income Portfolio

(Investment Company Act file no. 811-6465)

                                     PART B

          Information Required in a Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION
                                  May __, 2005

                           The Travelers Series Trust
                           Strategic Equity Portfolio
                       AIM Capital Appreciation Portfolio
                         Van Kampen Enterprise Portfolio
                           MFS Total Return Portfolio
             Salomon Brothers Strategic Total Return Bond Portfolio
                       Travelers Managed Income Portfolio
                       Pioneer Strategic Income Portfolio

---------------------------------------------------------------------------------------------------------------------------------
Acquisition of the Assets and Liabilities of:                     By and in Exchange for Shares of:
---------------------------------------------------------------------------------------------------------------------------------
Strategic Equity Portfolio                                        Strategic Equity Portfolio
---------------------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                AIM Capital Appreciation Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                   Van Kampen Enterprise Portfolio
---------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                        MFS Total Return Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Total Return Bond Portfolio            Salomon Brothers Strategic Total Return Bond Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Travelers Managed Income Portfolio                                Travelers Managed Income Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio                                Pioneer Strategic Income Portfolio
---------------------------------------------------------------------------------------------------------------------------------
(collectively, the "Portfolios")                                  (collectively, the "Trust Portfolios")
---------------------------------------------------------------------------------------------------------------------------------
each a series of Travelers Series Fund Inc. (the "Fund")          each a series of The Travelers Series Trust (the "Trust")
125 Broad Street                                                  One Cityplace
New York, New York 10004                                          Hartford, Connecticut 06103
---------------------------------------------------------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May __, 2005 for the Special Meetings of Stockholders of each Portfolio to be held on June 29, 2005. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling 1-800-842-9368.

     Further information about the Trust Portfolios is contained in the Statement of Additional Information for the Trust Portfolios dated May __, 2005, which is incorporated herein by reference to Post-Effective Amendment No. __ of the Trust filed under rule 485(b) under the Securities Act of 1933 on May __, 2005, and will be provided to all shareholders or contract owners requesting this SAI.

                       STATEMENT OF ADDITIONAL INFORMATION

                                Table of Contents

GENERAL INFORMATION............................................................2
FINANCIAL STATEMENTS...........................................................3

                               GENERAL INFORMATION

     The Shareholders of each Portfolio are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of May __, 2005 by and between the Fund, on behalf of each Portfolio, and the Trust, on behalf of each of Trust Portfolio, and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and all of the liabilities of each Portfolio to the corresponding Trust Portfolio in exchange for shares issued by the Trust in the Trust Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of the Portfolio that are outstanding immediately before the Reorganization takes effect.

     Special Meetings of stockholders of each Portfolio to consider the proposal and the related transaction will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022 on June 29, 2005 at 9:00 a.m. (Eastern time). For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The audited financial statements and notes thereto of the Portfolios contained in their Annual Reports to Shareholders dated October 31, 2004 are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto have been audited by KPMG LLP, whose report thereon also appears in such Annual Reports, and are incorporated herein by reference to the Forms N-CSR for the Fund filed on January 7, 2005.

     No financial information relating to the Trust Portfolios and no projected (pro forma) financial information is being provided because the Trust Portfolios into which the Portfolios will be reorganized are newly formed shell portfolios of the Trust.

Part C - Other Information
--------------------------

Item 15.  Indemnification.

     Provisions for the indemnification of the Trust's Trustees and officers are contained in Article VIII of the Trust's Declaration of Trust.

     Registrant's trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.

     (1) Agreement and Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 3, 1996 (File No. 033-43628).)

     (2) Bylaws. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed April 3, 1996 (File No. 033-43628).)

     (3) Not applicable.

     (4) Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to this Form N-14 Registration Statement.)

     (5) Not applicable.

     (6) (a) Investment Advisory Agreement between Travelers Investment Adviser Inc. and the Registrant by itself and on behalf of Strategic Equity Portfolio incorporated by reference to exhibit (d)( 57) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (b) Sub-Advisory Agreement between Travelers Investment Adviser Inc. and Fidelity Management & Research Company as to the Strategic Equity Portfolio incorporated by reference to exhibit (d)(64) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (c) Investment Advisory Agreement between Travelers Investment Adviser Inc. and the Registrant by itself and on behalf of AIM Capital Appreciation Portfolio incorporated by reference to exhibit (d)(53) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (d) Sub-Advisory Agreement between Travelers Investment Adviser Inc. and AIM Capital Management as to the AIM Capital Appreciation Portfolio incorporated by reference to exhibit (d)(61) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (e) Investment Advisory Agreement between Travelers Investment Adviser Inc. and the Registrant by itself and on behalf of Van Kampen Enterprise Portfolio incorporated by reference to exhibit (d)(58) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (f) Sub-Advisory Agreement between Travelers Investment Adviser Inc. and Van Kampen Asset Management Inc. as to the Van Kampen Enterprise Portfolio incorporated by reference to exhibit (d)(65) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (g) Investment Advisory Agreement between Travelers Investment Adviser Inc. and the Registrant by itself and on behalf of MFS Total Return Portfolio incorporated by reference to exhibit (d)(54) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (h) Sub-Advisory Agreement between Travelers Investment Adviser Inc. and Massachusetts Financial Services as to the MFS Total Return Portfolio incorporated by reference to exhibit (d)(60) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (i) Investment Advisory Agreement between Travelers Investment Adviser Inc. and the Registrant by itself and on behalf of Salomon Brothers Strategic Total Return Bond Portfolio incorporated by reference to exhibit
(d)(56) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (j) Sub-Advisory Agreement between Travelers Investment Adviser Inc. and Salomon Brothers Asset Management as to the Salomon Brothers Strategic Total Return Bond Portfolio incorporated by reference to exhibit
(d)(63) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (k) Investment Advisory Agreement between Travelers Asset Management International Company LLC and the Registrant by itself and on behalf of Travelers Managed Income Portfolio incorporated by reference to exhibit
(d)(59) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (l) Sub-Advisory Agreement between Travelers Asset Management International Company LLC and Salomon Brothers Asset Management as to the Travelers Managed Income Portfolio incorporated by reference to exhibit (d)(81) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (m) Investment Advisory Agreement between Travelers Investment Adviser Inc. and the Registrant by itself and on behalf of Pioneer Strategic Income Portfolio incorporated by reference to exhibit (d)(55) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

                  (n) Sub-Advisory Agreement between Travelers Investment Adviser Inc. and Pioneer Investment Management, Inc. as to the Pioneer Strategic Income Portfolio incorporated by reference to exhibit (d)(62) to Post-Effective Amendment no. 39 to the Registration Statement on Form N-1A, file Number 33-43628 filed on May 20, 2005.

     (7) Not applicable.

     (8) Not applicable.

     (9) Master Custody Agreement with State Street Bank and Trust. (Incorporated herein by reference to Exhibit g(5) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed February 27, 2002 (File No. 033-75644).)

     (10) Not applicable.

     (11) Opinion and Consent of Counsel is filed herewith as Exhibit 11.

     (12) Form of Tax Opinion of Counsel is incorporated by reference to
          Exhibit 12 to Form N-14 filed on April 22, 2005 (File No. 333-124261).

     (13) (a) Form of Amended and Restated Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 35
 to the Registration Statement on Form N-1A filed on April 30, 2004 (File No. 033-43628).)

                  (b) Participation Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 21, 1997 (File No. 033-43628).)

                  (c) Transfer Agency and Services Agreement between Citi Fiduciary Trust Company (formerly Smith Barney Private Trust Company) and the Registrant. (Incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on February 28, 2001 (File No. 33-75644).)

                  (d) Sub-Transfer Agency and Services Agreement between Registrant and PFPC Global Fund Services. (Incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on February 28, 2001 (File No. 33-75644).)

     (14) Consent of independent registered public accounting firm is filed herewith as Exhibit 14.

     (15) Not applicable.

     (16) (a) Power of Attorney authorizing Kathleen A. McGah or Ernest J. Wright as signatory for R. Jay Gerken is filed herewith as Exhibit 16(a).

                  (b) Power of Attorney authorizing Kathleen A. McGah or Ernest
J. Wright as signatory for Frances M. Hawk is filed herewith as Exhibit 16(b).

                  (c) Power of Attorney authorizing Kathleen A. McGah or Ernest
J. Wright as signatory for Lewis Mandell is filed herewith as Exhibit 16(c).

                  (d) Power of Attorney authorizing Kathleen A. McGah or Ernest
J. Wright as signatory for Robert E. McGill III is filed herewith as Exhibit 16(d).

     (17) (a) Form of Proxy for Strategic Equity Portfolio is filed herewith as Exhibit 17(a).

                  (b) Form of Proxy for AIM Capital Appreciation Portfolio is filed herewith as Exhibit 17(b).

                  (c) Form of Proxy for Van Kampen Enterprise Portfolio is filed herewith as Exhibit 17(c).

                  (d) Form of Proxy for MFS Total Return Portfolio is filed herewith as Exhibit 17(d).

                  (e) Form of Proxy for Salomon Brothers Strategic Total Return Bond Portfolio is filed herewith as Exhibit 17(e).

                  (f) Form of Proxy for Travelers Managed Income Portfolio is filed herewith as Exhibit 17(f).

                  (g) Form of Proxy for Pioneer Strategic Income Portfolio is filed herewith as Exhibit 17(g).


Item 17.  Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the

1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES
                                   ----------

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Hartford and the State of Connecticut, on the 20th day of May, 2005.

                                    THE TRAVELERS SERIES TRUST
                                    (Registrant)


                                    By:    /s/ R. Jay Gerken*
                                         ------------------------------
                                    Name:  R. Jay Gerken
                                    Title: Chairman of the Board
                                           Chief Executive Officer


     As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.


Signature                                          Title                                              Date
/s/ R. Jay Gerken*                                 Chairman of the Board                    May 20, 2005
                                                   Chief Executive Officer

/s/ Frances M. Hawk*                               Trustee                                  May 20, 2005

/s/ Lewis Mandell*                                 Trustee                                  May 20, 2005

/s/ Robert E. McGill III*                          Trustee                                  May 20, 2005

*By : /s/ Kathleen A. McGah, Attorney-in-fact